Exhibit 10.15

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.,

as Depositor

BEAR STEARNS ARM TRUST 2007-2,

as Issuing Entity

CITIBANK, N.A.,

as Indenture Trustee

WELLS FARGO BANK, N.A.,

as Master Servicer and Securities Administrator

and

ALESCO LOAN HOLDINGS TRUST,

as Mortgage Loan Seller

SALE AND SERVICING AGREEMENT

Dated as of June 29, 2007

Structured Asset Mortgage Investments II Inc.

Bear Stearns ARM Trust 2007-2,

Mortgage-Backed Notes, Series 2007-2

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EXHIBITS

Exhibit A	-	Mortgage Loan Schedule
Exhibit B	-	Request for Release of Documents
Exhibit C	-	Wells Fargo Servicing Agreements and Wells Fargo Assignment Agreements
Exhibit D	-	Countrywide Servicing Agreements and Countrywide Assignment Agreements
Exhibit E	-	Form of Mortgage Loan Purchase Agreement
Exhibit F	-	Servicing Criteria to Be Addressed in Assessment of Compliance
Exhibit G	-	Form 10-D, Form 8-K and Form 10-K Reporting Responsibility
Exhibit H	-	Additional Disclosure Notification
Exhibit I	-	Form of Back-Up Certification
Exhibit J	-	Form of Securities Administrator Certification
Exhibit K	-	Form of Alesco Financial Inc. Guarantee

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SALE AND SERVICING AGREEMENT

Sale and Servicing Agreement dated as of June 29, 2007 (the “Agreement”), among Structured Asset Mortgage Investments II Inc., a Delaware corporation, as depositor (the “Depositor”), Bear Stearns ARM Trust 2007-2, a Delaware statutory trust, as issuing entity (the “Issuing Entity”), Citibank, N.A., a national banking association, as indenture trustee (the “Indenture Trustee”), Wells Fargo Bank, N.A. (“Wells Fargo”), as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Alesco Loan Holdings Trust, as mortgage loan seller (the “Mortgage Loan Seller”).

PRELIMINARY STATEMENT

On or prior to the Closing Date, the Depositor acquired the Mortgage Loans from the Mortgage Loan Seller pursuant to the Mortgage Loan Purchase Agreement. Prior to the Closing Date, pursuant to a Trust Agreement, as amended and restated on the Closing Date, the Depositor created Bear Stearns ARM Trust 2007-2, a Delaware statutory trust, for the purpose of holding the Mortgage Loans and issuing the Certificates pursuant to the Trust Agreement, and the Notes, pursuant to the Indenture. Pursuant to this Agreement, on the Closing Date, the Depositor shall sell the Mortgage Loans and certain other property to the Issuing Entity and pursuant to the Indenture, the Issuing Entity shall pledge all of its right, title and interest in and to the Mortgage Loans and other property acquired from the Depositor pursuant to this Agreement to the Indenture Trustee to secure the Notes issued pursuant to the Indenture. In consideration for the Mortgage Loans and other property conveyed pursuant to this Agreement, the Depositor shall receive from the Issuing Entity the Certificates evidencing the entire beneficial ownership interest in the Issuing Entity and the Notes representing indebtedness of the Issuing Entity. The Depositor, the Issuing Entity, the Master Servicer, the Securities Administrator, the Indenture Trustee and the Mortgage Loan Seller agree that it is not intended that any mortgage loan be conveyed to the Trust that is a “High-Cost Home Loan” as defined by applicable predatory lending laws.

The Mortgage Loans will have an Outstanding Principal Balance as of the Cut-off Date, after deducting all Scheduled Principal due on or before the Cut-off Date, of $1,086,615,226.90.

In consideration of the mutual agreements herein contained, each of the Depositor, the Issuing Entity, the Master Servicer, the Securities Administrator, the Indenture Trustee and the Mortgage Loan Seller undertakes and agrees to perform their respective duties hereunder as follows:

ARTICLE I

Definitions

Section 1.01. Definitions. For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the Indenture which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

Section 1.02. Other Definitional Provisions.

(a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(b) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

(c) The words “hereof,” “herein,” “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term “including” shall mean “including without limitation”.

(d) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

(e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

ARTICLE II

Conveyance of Mortgage Loans

Section 2.01. Conveyance of Mortgage Loans to Issuing Entity. (a) The Depositor concurrently with the execution and delivery of this Agreement, sells, transfers and assigns to the Issuing Entity without recourse all its right, title and interest in and to (i) the Mortgage Loans and the proceeds thereof and all rights under the Related Documents; (ii) all funds on deposit from time to time in the Payment Account and in all proceeds thereof; (iii) any REO Property; (iv) all rights under (I) the Mortgage Loan Purchase Agreement as assigned to the Issuing Entity, with respect to the Mortgage Loans to the extent provided in Section 2.02(a), (II) the Required Insurance Policies and any amounts paid or payable by the insurer under any Insurance Policy (to the extent the mortgagee has a claim thereto), (III) the rights with respect to the Wells Fargo Servicing Agreement, as assigned to the Issuing Entity by the Assignment Agreement, (IV) the rights with respect to the Countrywide Servicing Agreement, as assigned to the Issuing Entity by the Assignment Agreement; (V) all of its right, title and interest with respect to Section 2(d) of the Mortgage Loan Purchase Agreement and (VI) any proceeds of the foregoing. Although it is the intent of the Depositor and the Issuing Entity that the conveyance of the Depositor’s right, title and interest in and to the Mortgage Loans and other assets in the Trust Estate to the Issuing Entity pursuant to this Agreement shall constitute a purchase and sale and not a loan, in the event that such conveyance is deemed to be a loan, it is the intent of the parties to this Agreement that the Depositor shall be deemed to have granted to the Issuing Entity a first priority perfected security interest in all of the Depositor’s right, title and interest in, to and under the Mortgage Loans and other assets in the Trust Estate, and that this Agreement shall constitute a security agreement under applicable law.

(b) In connection with the above transfer and assignment, the Depositor hereby delivers to the related Custodian, on behalf of the Issuing Entity, with respect to each Mortgage Loan:

(i) the original Mortgage Note, including any riders thereto, endorsed without recourse (A) in blank or to the order of “Citibank, N.A., as Indenture Trustee for Noteholders of Bear Stearns ARM Trust 2007-2, Mortgage-Backed Notes, Series 2007-2,” or (B) in the case of a loan registered on the MERS system, in blank, and in each case showing an unbroken chain of endorsements from the original payee thereof to the Person endorsing it to the Indenture Trustee;

(ii) the original Mortgage and, if the related Mortgage Loan is a MOM Loan, noting the presence of the MIN and language indicating that such Mortgage Loan is a MOM Loan, which shall have been recorded (or if the original is not available, a copy), with evidence of such recording indicated thereon (or if clause (x) in the proviso below applies, shall be in recordable form);

(iii) unless the Mortgage Loan is either a MOM Loan or has been assigned to and recorded in the name of MERS, the original assignment to blank, or the assignment (either an original or a certified copy, which may be in the form of a blanket assignment if permitted in the jurisdiction in which the Mortgaged Property is located) to “Citibank, N.A., as Indenture Trustee, on behalf of the Noteholders,” which shall have been recorded (or if clause (x) in the proviso below applies, shall be in recordable form),

(iv) all intervening assignments of the Security Instrument, if applicable and with evidence of recording thereon;

(v) the original or a copy of the policy or certificate of primary mortgage guaranty insurance, to the extent available, if any;

(vi) the original or duplicate original lender’s title policy or, in the event such original title policy has not been received from the insurer, such original or duplicate original lender’s title policy will be delivered within one year of the closing date or, in the event such original lender’s title policy is unavailable, a photocopy of such title policy or, in lieu thereof, a current lien search on the related property; and

(vii) originals of all modification agreements, if applicable and available;

provided, however, in lieu of the foregoing, the Depositor may deliver the following documents, under the circumstances set forth below: (x) in lieu of the original Mortgage, assignments to the Indenture Trustee or intervening assignments thereof which have been delivered, are being delivered or shall, upon receipt of recording information relating to such documents required to be included thereon, be delivered to recording offices for recording and have not been returned in time to permit their delivery as specified above, the Depositor may deliver a true copy thereof with a certification substantially to the effect that such copy is a true and correct copy of the original; (y) in lieu of the Mortgage, assignment to blank or to the Indenture Trustee or intervening assignments thereof, if the applicable jurisdiction retains the originals of such documents (as evidenced by a certification to such effect) the Depositor may deliver photocopies of such documents containing an original certification by the judicial or other governmental authority of the jurisdiction where such documents were recorded; and (z) in lieu of the Mortgage Notes relating to the Mortgage Loans, the Depositor may deliver a lost note affidavit and indemnity; provided, further, however, that in the case of the Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Depositor, in lieu of delivering the above documents, may deliver to the Indenture Trustee, a certification to such effect and shall deposit all amounts paid in respect of such Mortgage Loans in the Payment Account on the Closing Date. The Depositor shall deliver such original documents (including any original documents as to which certified copies had previously been delivered) to the related Custodian, promptly after they are received; provided that the Depositor need not cause to be recorded any assignment (a) in any jurisdiction under the laws of which, as evidenced by an Opinion of Counsel delivered by the Depositor to the Indenture Trustee and the Rating Agencies, the recordation of such assignment is not necessary to protect the Indenture Trustee’s interest in the related Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as mortgagee of record solely as nominee for the Mortgage Loan Seller and its successors and assigns; provided, however, notwithstanding the foregoing, each assignment shall be submitted for recording by the Mortgage Loan Seller in the manner described above, at no expense to the Issuing Entity or the Indenture Trustee, upon the earliest to occur of: (i) reasonable direction by the Holders of Notes aggregating at least 25% of the Note Principal Balance of the Notes, (ii) the occurrence of a Master Servicer Event of Default or an Event of Default, (iii) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Mortgage Loan Seller or the Mortgage Loan Seller and (iv) the occurrence of a servicing transfer as described in Section 6.02 hereof. Notwithstanding the foregoing, if the Mortgage Loan Seller fails to pay the cost of recording the assignments, such expense shall be paid by the Securities Administrator from funds in the Payment Account in accordance with Section 3.25 of the Indenture. In the event that the Mortgage Loan Seller, the Depositor or the Master Servicer gives written notice to the Indenture Trustee that a court has recharacterized the sale of the Mortgage Loans as a financing, the Mortgage Loan Seller shall submit or cause to be submitted for recording as specified above or, the Mortgage Loan Seller fail to perform such obligations, the Depositor shall cause each such previously unrecorded assignment to be submitted for recording as specified above at the expense of the Trust.

Section 2.02. Acceptance of Mortgage Loans by the Issuing Entity.

(a) The Issuing Entity acknowledges the sale, transfer and assignment of the Trust Estate to it by the Depositor and receipt of, subject to further review by the related Custodian, on its behalf, and the exceptions which may be noted by the related Custodian, on its behalf, pursuant to the procedures described below, and the Issuing Entity shall cause the related Custodian to hold, the documents (or certified copies thereof) delivered to the related Custodian, pursuant to Section 2.01, and any amendments, replacements or supplements thereto and all other assets of the Trust Estate delivered to it, in trust for the use and benefit of all present and future Holders of the Notes issued pursuant to the Indenture. On the Closing Date, with respect to the Mortgage Loans, in accordance with the related Custodial Agreement, the related Custodian shall acknowledge with respect to each Mortgage Loan by delivery to the Master Servicer, the Depositor, the Mortgage Loan Seller and the Indenture Trustee of an Initial Certification, receipt of the Mortgage File, but without review of such Mortgage File, except to the extent necessary to confirm that such Mortgage File contains the related Mortgage Note or lost note affidavit. No later than 90 days after the Closing Date (or, with respect to any Substitute Mortgage Loan, within five Business Days after the receipt by the related Custodian thereof), the related Custodian, in accordance with the related Custodial Agreement, shall review each Mortgage File delivered to it and shall execute and deliver to the Master Servicer, the Depositor, the Mortgage Loan Seller and the Indenture Trustee an Interim Certification. In conducting such review, the related Custodian shall ascertain whether all documents required to be reviewed by it have been executed and received, and based on the Mortgage Loan Schedule, whether the Mortgage Notes relate, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans it has received, as identified in the Mortgage Loan Schedule. In performing any such review, the related Custodian may conclusively rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If the related Custodian finds any document constituting part of the Mortgage File has not been executed or received, or is unrelated, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified in Exhibit A, or does not conform on its face to the review criteria specified in this Section (a “Material Defect”), the related Custodian shall notify the Mortgage Loan Seller, the related Underlying Seller and the Indenture Trustee of such Material Defect in writing. In accordance with the Mortgage Loan Purchase Agreement or the related Sale Agreement, the Mortgage Loan Seller or the related Underlying Seller, as applicable, shall correct or cure any such Material Defect within ninety (90) days from the date of notice from the Indenture Trustee of the defect and if the Mortgage Loan Seller or the related Underlying Seller, as applicable, fails to correct or cure the Material Defect within such period, the Indenture Trustee shall enforce the Mortgage Loan Seller’s obligation under the Mortgage Loan Purchase Agreement or the related Underlying Seller’s obligation under the related Sale Agreement within 90 days from the Indenture Trustee’s notification, to provide a Substitute Mortgage Loan or purchase such Mortgage Loan at the Repurchase Price; provided, however, if such Material Defect relates solely to the inability of the Mortgage Loan Seller or the related Underlying Seller to deliver the original Security Instrument or intervening assignments thereof, or a certified copy because the originals of such documents, or a certified copy have not been returned by the applicable jurisdiction, the Mortgage Loan Seller or the related Underlying Seller, as applicable, shall not be required to purchase such Mortgage Loan if the Mortgage Loan Seller or the related Underlying Seller, as applicable, delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date. The foregoing repurchase obligation shall not apply in the event that the Mortgage Loan Seller or the related Underlying Seller, as applicable, cannot deliver such original or copy of any document submitted for recording to the appropriate recording office in the applicable jurisdiction because such document has not been returned by such office; provided that, the Mortgage Loan Seller or the related Underlying Seller, as applicable, shall instead deliver a recording receipt of such recording office or, if such receipt is not available, a certificate confirming that such documents have been accepted for recording, and delivery to the related Custodian shall be effected by the Mortgage Loan Seller or the related Underlying Seller, as applicable, within thirty days of its receipt of the original recorded document. Alesco Financial Inc. shall guarantee the Mortgage Loan Seller’s obligations to cure, repurchase or substitute Mortgage Loans as to which there has been a breach pursuant to a guarantee, dated as of June 29, 2007, by Alesco Financial Inc., Citibank, N.A. as indenture trustee and Wilmington Trust Company, as owner trustee.

(b) No later than 180 days after the Closing Date, the related Custodian, in accordance with the related Custodial Agreement, shall review, for the benefit of the Noteholders, the Mortgage Files delivered to it and shall execute and deliver or cause to be executed and delivered to the Depositor, the Master Servicer, the Mortgage Loan Seller and the Indenture Trustee a Final Certification. In conducting such review, the related Custodian shall ascertain whether an original of each document required to be recorded has been returned from the recording office with evidence of recording thereon or a certified copy has been obtained from the recording office. If the related Custodian finds a Material Defect, the related Custodian shall promptly notify the Mortgage Loan Seller, the related Underlying Seller and the Indenture Trustee in writing (provided, however, with respect to those documents described in subsections (b)(iv), (v) and (vii) of Section 2.01, the related Custodian’s obligations shall extend only to the documents actually delivered to the related Custodian pursuant to such subsections). In accordance with the Mortgage Loan Purchase Agreement or the related Sale Agreement, as applicable, the Mortgage Loan Seller or the related Underlying Seller, shall correct or cure any such Material Defect within 90 days from the date of notice from the related Custodian or the Indenture Trustee of the Material Defect and if the Mortgage Loan Seller or the related Underlying Seller, as applicable, is unable to cure such Material Defect within such period, and if such Material Defect materially and adversely affects the interests of the Noteholders in the related Mortgage Loan, the Indenture Trustee shall enforce the Mortgage Loan Seller’s obligation under the Mortgage Loan Purchase Agreement or the related Underlying Seller’s obligation in the related Sale Agreement, as applicable, to within 90 days from the related Custodian’s or Indenture Trustee’s notification, provide a Substitute Mortgage Loan or purchase such Mortgage Loan at the Repurchase Price; provided, however, if such defect relates solely to the inability of the Mortgage Loan Seller or the related Underlying Seller, as applicable, to deliver the original Security Instrument or intervening assignments thereof, or a certified copy, because the originals of such documents or a certified copy, have not been returned by the applicable jurisdiction, the Mortgage Loan Seller or the related Underlying Seller, as applicable, shall not be required to purchase such Mortgage Loan, if the Mortgage Loan Seller or the related Underlying Seller, as applicable, delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date. The foregoing repurchase obligation shall not apply in the event that the Mortgage Loan Seller or the related Underlying Seller, as applicable, cannot deliver such original or copy of any document submitted for recording to the appropriate recording office in the applicable jurisdiction because such document has not been returned by such office; provided that the Mortgage Loan Seller or the related Underlying Seller, as applicable, shall instead deliver a recording receipt of such recording office or, if such receipt is not available, a certificate confirming that such documents have been accepted for recording, and delivery to the Indenture Trustee shall be effected by the Mortgage Loan Seller or the related Underlying Seller, as applicable, within thirty days of its receipt of the original recorded document. Alesco Financial Inc. shall guarantee the Mortgage Loan Seller’s obligations to cure, repurchase or substitute Mortgage Loans as to which there has been a breach.

(c) In the event that a Mortgage Loan is purchased by the Mortgage Loan Seller or the related Underlying Seller, as applicable, in accordance with Subsections 2.02(a) or (b) above, the Mortgage Loan Seller or the related Underlying Seller, as applicable, shall remit to the Master Servicer the Repurchase Price for deposit in the Payment Account and the Mortgage Loan Seller or the related Underlying Seller, as applicable, shall provide to the Securities Administrator and the Indenture Trustee written notification detailing the components of the Repurchase Price. Upon deposit of the Repurchase Price in the Payment Account, the Depositor shall notify the Indenture Trustee and the related Custodian, and the Indenture Trustee (upon receipt of a Request for Release in the form of Exhibit B attached hereto with respect to such Mortgage Loan and certification that the Repurchase Price has been deposited in the Payment Account), shall cause the related Custodian to release to the Mortgage Loan Seller or the related Underlying Seller, as applicable, the related Mortgage File and the Indenture Trustee shall execute and deliver all instruments of transfer or assignment, without recourse, representation or warranty, furnished to it by the Mortgage Loan Seller or the related Underlying Seller, as applicable, as are necessary to vest in the Mortgage Loan Seller or the related Underlying Seller, as applicable, title to and rights under the Mortgage Loan. Such purchase shall be deemed to have occurred on the date on which the Repurchase Price in available funds is deposited in the Payment Account. The Mortgage Loan Seller shall amend the Mortgage Loan Schedule, to reflect such repurchase and shall promptly deliver to the Rating Agencies, the Indenture Trustee, the Master Servicer, the Securities Administrator, the related Custodian and the Issuing Entity a copy of such amendment. The obligation of the Mortgage Loan Seller or the related Underlying Seller, as applicable, to repurchase or substitute for any Mortgage Loan a Substitute Mortgage Loan as to which such a Material Defect in a constituent document exists shall be the sole remedy respecting such Material Defect available to the Issuing Entity, the Noteholders or to the Indenture Trustee on their behalf. Alesco Financial Inc. shall guarantee the Mortgage Loan Seller’s obligations to cure, repurchase or substitute Mortgage Loans as to which there has been a breach.

(d) Assignment of Interest in the Mortgage Loan Purchase Agreement. The Depositor hereby assigns to the Issuing Entity, all of its right, title and interest in the Mortgage Loan Purchase Agreement, including but not limited to the Depositor’s rights and obligations pursuant to the Servicing Agreements and the Sale Agreements. The Depositor hereby acknowledges that such right, title and interest in the Mortgage Loan Purchase Agreement, shall be pledged by the Issuing Entity to the Indenture Trustee pursuant to the Indenture. The obligations of the Mortgage Loan Seller or the related Underlying Seller, as applicable, to substitute or repurchase, as applicable, a Mortgage Loan shall be the Issuing Entity’s, the Indenture Trustee’s and the Noteholders’ sole remedy for any breach thereof, notwithstanding that Alesco Financial Inc. shall guarantee the Mortgage Loan Seller’s obligations to cure, repurchase or substitute Mortgage Loans as to which there has been a breach. At the request of the Issuing Entity or the Indenture Trustee, the Depositor shall take such actions as may be necessary to enforce the above right, title and interest on behalf of the Issuing Entity, the Indenture Trustee and the Noteholders and shall execute such further documents as the Issuing Entity or the Indenture Trustee may reasonably require in order to enable the Indenture Trustee to carry out such enforcement.

If the Depositor, the Securities Administrator, the Issuing Entity, the Mortgage Loan Seller or the Indenture Trustee discovers a breach of any of the representations and warranties set forth in the Mortgage Loan Purchase Agreement or related Sale Agreement, as applicable, which breach materially and adversely affects the value of the interests of the Issuing Entity, the Noteholders or the Indenture Trustee in the related Mortgage Loan, the party discovering the breach shall give prompt written notice of the breach to the other parties. The Mortgage Loan Seller or the related Underlying Seller, as applicable, within 90 days of its discovery or receipt of notice that such breach has occurred (whichever occurs earlier), shall cure the breach in all material respects or, subject to the Mortgage Loan Purchase Agreement or the related Sale Agreement, as applicable, and this Section 2.02 of this Agreement, shall purchase the Mortgage Loan or any property acquired with respect thereto from the Issuing Entity; provided, however, if there is a breach of any representation set forth in the Mortgage Loan Purchase Agreement or the related Sale Agreement, as applicable, or this Section 2.02 of this Agreement, and the Mortgage Loan or the related property acquired with respect thereto has been sold, then the Mortgage Loan Seller or the related Underlying Seller, as applicable, shall pay, in lieu of the Repurchase Price, any excess of the Repurchase Price over the Net Liquidation Proceeds received upon such sale. If the Net Liquidation Proceeds exceed the Repurchase Price, any excess shall be paid to the Mortgage Loan Seller or the related Underlying Seller, as applicable, to the extent not required by law to be paid to the borrower. Any such purchase by the Mortgage Loan Seller or the related Underlying Seller, as applicable, shall be made by providing an amount equal to the Repurchase Price to the Master Servicer for deposit in the Payment Account and written notification detailing the components of such Repurchase Price. The Depositor shall submit to the Indenture Trustee and the related Custodian a Request for Release, and the Indenture Trustee shall cause the related Custodian to release, upon receipt of certification from the Master Servicer that the Repurchase Price has been deposited in the Payment Account, to the Mortgage Loan Seller or the related Underlying Seller, as applicable, the related Mortgage File and the Indenture Trustee shall execute and deliver all instruments of transfer or assignment furnished to it by the Mortgage Loan Seller or the related Underlying Seller, as applicable, without recourse, representation or warranty as are necessary to vest in the Mortgage Loan Seller or the related Underlying Seller, as applicable, title to and rights under the Mortgage Loan or any property acquired with respect thereto. Such purchase shall be deemed to have occurred on the date on which the Repurchase Price in available funds is deposited in the Payment Account. The Mortgage Loan Seller shall amend the Mortgage Loan Schedule to reflect such repurchase and shall promptly deliver to the Issuing Entity, Indenture Trustee, the Master Servicer, the Securities Administrator, the related Custodian and the Rating Agencies a copy of such amendment. Enforcement of the obligation of the Mortgage Loan Seller or the related Underlying Seller, as applicable, to purchase (or substitute a Substitute Mortgage Loan for) any Mortgage Loan or any property acquired with respect thereto (or pay the Repurchase Price as set forth in the above proviso) as to which a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Issuing Entity, the Noteholders or the Indenture Trustee on their behalf.

In connection with any repurchase of a Mortgage Loan or the cure of a breach of a representation or warranty set forth in the Mortgage Loan Purchase Agreement, the related Sale Agreement or pursuant to this Section 2.02, the Mortgage Loan Seller shall promptly furnish or shall request that the related Underlying Seller shall furnish to the Securities Administrator and the Indenture Trustee an officer’s certificate, signed by a duly authorized officer of the Mortgage Loan Seller or the related Underlying Seller, as applicable, to the effect that such repurchase or cure has been made in accordance with the terms and conditions of this Agreement, the Mortgage Loan Purchase Agreement, or the related Sale Agreement, as applicable and that all conditions precedent to such repurchase or cure have been satisfied, including the delivery to the Securities Administrator of the Repurchase Price for deposit into the Payment Account, together with copies of any Opinion of Counsel required to be delivered pursuant to this Agreement and the related Request for Release, in which the Securities Administrator and the Indenture Trustee may rely. Solely for purposes of the Securities Administrator providing an Assessment of Compliance, upon receipt of such documentation, the Securities Administrator shall approve such repurchase or cure, as applicable, and which approval shall consist solely of the Securities Administrator’s receipt of such documentation and deposits.

Section 2.03. Substitution of Mortgage Loans. Notwithstanding anything to the contrary in this Agreement, in lieu of purchasing a Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement, the related Sale Agreement, as applicable, or Section 2.02 of this Agreement, the Mortgage Loan Seller or the related Underlying Seller, as applicable, may, no later than the date by which such purchase by the Mortgage Loan Seller or the related Underlying Seller, as applicable, would otherwise be required, tender to the Indenture Trustee a Substitute Mortgage Loan, accompanied by a certificate of an authorized officer of the Mortgage Loan Seller or the related Underlying Seller, as applicable, that such Substitute Mortgage Loan conforms to the requirements set forth in the definition of “Substitute Mortgage Loan” in this Agreement. The Indenture Trustee shall cause the related Custodian to examine the Mortgage File for any Substitute Mortgage Loan in the manner set forth in Section 2.02(a) and the Indenture Trustee shall cause the related Custodian to notify the Mortgage Loan Seller or the related Underlying Seller, as applicable, in writing, within five Business Days after receipt, whether or not the documents relating to the Substitute Mortgage Loan satisfy the requirements of Section 2.02. Within two Business Days after such notification, the Mortgage Loan Seller or the related Underlying Seller, as applicable, shall provide to the Master Servicer for deposit in the Payment Account the amount, if any, by which the Outstanding Principal Balance as of the next preceding Due Date of the Mortgage Loan for which substitution is being made, after giving effect to the Scheduled Principal due on such date, exceeds the Outstanding Principal Balance as of such date of the Substitute Mortgage Loan, after giving effect to Scheduled Principal due on such date, which amount shall be treated for the purposes of this Agreement as if it were the payment by the Mortgage Loan Seller or the related Underlying Seller, as applicable, of the Repurchase Price for the purchase of a Mortgage Loan by the Mortgage Loan Seller or the related Underlying Seller, as applicable. After such notification to the Mortgage Loan Seller or the related Underlying Seller, as applicable, and, if any such excess exists, upon receipt of certification from the Master Servicer that such excess has been deposited in the Payment Account, the Indenture Trustee shall accept such Substitute Mortgage Loan which shall thereafter be deemed to be a Mortgage Loan hereunder. In the event of such a substitution, accrued interest on the Substitute Mortgage Loan for the month in which the substitution occurs and any Principal Prepayments made thereon during such month shall be the property of the Trust Estate and accrued interest for such month on the Mortgage Loan for which the substitution is made and any Principal Prepayments made thereon during such month shall be the property of the Mortgage Loan Seller or the related Underlying Seller, as applicable. The Scheduled Principal on a Substitute Mortgage Loan due on the Due Date in the month of substitution shall be the property of the Mortgage Loan Seller or the related Underlying Seller, as applicable, and the Scheduled Principal on the Mortgage Loan for which the substitution is made due on such Due Date shall be the property of the Trust Estate. Upon acceptance of the Substitute Mortgage Loan (and delivery to the Indenture Trustee and the related Custodian of a Request for Release for such Mortgage Loan), the Indenture Trustee shall cause the related Custodian to release to the Mortgage Loan Seller or the related Underlying Seller, as applicable, the related Mortgage File related to any Mortgage Loan released pursuant to the Mortgage Loan Purchase Agreement or the related Sale Agreement, as applicable, or this Section 2.03, as applicable, and shall execute and deliver all instruments of transfer or assignment, without recourse, representation or warranty in form as provided to it as are necessary to vest in the Mortgage Loan Seller or the related Underlying Seller, as applicable, title to and rights under any Mortgage Loan released pursuant to the Mortgage Loan Purchase Agreement or the related Sale Agreement, as applicable, or this Section 2.03, as applicable. The Mortgage Loan Seller or the related Underlying Seller, as applicable, shall deliver to the related Custodian the documents related to the Substitute Mortgage Loan in accordance with the provisions of the Mortgage Loan Purchase Agreement or the related Sale Agreement, as applicable, and Subsections 2.01(b) and 2.02(b) of this Agreement, as applicable, with the date of acceptance of the Substitute Mortgage Loan deemed to be the Closing Date for purposes of the time periods set forth in those Subsections. The representations and warranties set forth in the Mortgage Loan Purchase Agreement or the related Sale Agreement, as applicable, shall be deemed to have been made by the Mortgage Loan Seller or the related Underlying Seller, as applicable, with respect to each Substitute Mortgage Loan as of the date of acceptance of such Mortgage Loan by the Indenture Trustee. The Mortgage Loan Seller shall amend the Mortgage Loan Schedule to reflect such substitution and shall provide a copy of such amended Mortgage Loan Schedule to the Issuing Entity, the Indenture Trustee, the Master Servicer, the Securities Administrator, the related Custodian and the Rating Agencies.

In connection with any substitution of a Mortgage Loan or the cure of a breach of a representation or warranty set forth in the Mortgage Loan Purchase Agreement or the related Sale Agreement, as applicable, and pursuant to this Section 2.03, the Mortgage Loan Seller shall promptly furnish or request that the Underlying Seller shall furnish to the Securities Administrator and the Indenture Trustee an officer’s certificate, signed by a duly authorized officer of the Mortgage Loan Seller or the related Underlying Seller, as applicable, to the effect that such substitution or cure has been made in accordance with the terms and conditions of this Agreement and that all conditions precedent to such substitution or cure have been satisfied, including the delivery to the Securities Administrator of the amount set forth in this Section 2.03 with respect to any Substitute Mortgage Loan for deposit into the Payment Account, together with copies of any Opinion of Counsel required to be delivered pursuant to this Agreement and the related Request for Release, in which the Securities Administrator and the Indenture Trustee may rely. Solely for purposes of the Securities Administrator providing an Assessment of Compliance, upon receipt of such documentation, the Securities Administrator shall approve such substitution or cure, as applicable, and which approval shall consist solely of the Securities Administrator’s receipt of such documentation and deposits.

Section 2.04. Representations and Warranties Concerning the Depositor. The Depositor hereby represents and warrants to the Issuing Entity, the Indenture Trustee, the Master Servicer and the Securities Administrator as follows:

(i) the Depositor (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (b) is qualified and in good standing as a foreign corporation to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Depositor’s business as presently conducted or on the Depositor’s ability to enter into this Agreement and to consummate the transactions contemplated hereby;

(ii) the Depositor has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

(iii) the execution and delivery by the Depositor of this Agreement have been duly authorized by all necessary corporate action on the part of the Depositor; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, shall conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties or the articles of incorporation or by-laws of the Depositor, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Depositor’s ability to enter into this Agreement and to consummate the transactions contemplated hereby;

(iv) the execution, delivery and performance by the Depositor of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made;

(v) this Agreement has been duly executed and delivered by the Depositor and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding obligation of the Depositor enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);

(vi) there are no actions, suits or proceedings pending or, to the knowledge of the Depositor, threatened against the Depositor, before or by any court, administrative agency, arbitrator or governmental body with respect to any of the transactions contemplated by this Agreement;

(vii) with respect to any other matter which in the judgment of the Depositor shall be determined adversely to the Depositor and shall if determined adversely to the Depositor materially and adversely affect the Depositor’s ability to enter into this Agreement or perform its obligations under this Agreement; and the Depositor is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement; and

(viii) immediately prior to the transfer and assignment to the Issuing Entity, each Mortgage Note and each Mortgage were not subject to an assignment or pledge, and the Depositor had good and marketable title to and was the sole owner thereof and had full right to transfer and sell such Mortgage Loan to the Issuing Entity free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest.

(ix) The Depositor has filed all reports required to be filed by Section 13 or Section 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the Depositor was required to file such reports) and it has been subject to such filing requirements for the past 90 days.

Section 2.05. Representations and Warranties Regarding the Master Servicer. The Master Servicer represents and warrants to the Issuing Entity, the Depositor, the Mortgage Loan Seller and the Indenture Trustee for the benefit of the Noteholders, as follows:

(i) The Master Servicer is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Master Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Master Servicer or the validity or enforceability of this Agreement;

(ii) The Master Servicer has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement shall constitute the legal, valid and binding obligation of the Master Servicer enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by the availability of equitable remedies;

(iii) The Master Servicer is not required to obtain the consent of any other Person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be;

(iv) The execution and delivery of this Agreement and the performance of the transactions contemplated hereby by the Master Servicer shall not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Master Servicer or any provision of the certificate of incorporation or bylaws of the Master Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Master Servicer is a party or by which the Master Servicer may be bound; and

(v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending (other than litigation with respect to which pleadings or documents have been filed with a court, but not served on the Master Servicer), or to the knowledge of the Master Servicer threatened, against the Master Servicer or any of its properties or with respect to this Agreement or the Notes or the Certificates which, to the knowledge of the Master Servicer, has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement.

The foregoing representations and warranties shall survive any termination of the Master Servicer hereunder.

(b) Assignment of Agreement. The Mortgage Loan Seller, the Depositor and the Master Servicer hereby acknowledge and agree that the Issuing Entity may assign its interest under this Agreement to the Indenture Trustee, for the benefit of the Noteholders, as may be required to effect the purposes of the Indenture or other governing agreement, without further notice to, or consent of, the Mortgage Loan Seller, the Depositor or the Master Servicer, and the Indenture Trustee shall succeed to such of the rights of the Issuing Entity hereunder as shall be so assigned. The Issuing Entity shall, pursuant to the Indenture, assign all of its right, title and interest in and to the Mortgage Loans and its right to exercise the remedies created by Article II of this Agreement for breaches of the representations, warranties, agreements and covenants of the Mortgage Loan Seller contained in the Mortgage Loan Purchase Agreement (including the guarantee of Alesco Financial Inc. of the Mortgage Loan Seller’s obligations to cure, repurchase or substitute Mortgage Loans as to which there has been a breach), and the related Underlying Seller pursuant to the related Sale Agreements, to the Indenture Trustee, for the benefit of the Noteholders. The Mortgage Loan Seller agrees that, upon such assignment to the Indenture Trustee, such representations, warranties, agreements and covenants shall run to and be for the benefit of the Indenture Trustee and the Indenture Trustee may enforce, without joinder of the Depositor or the Issuing Entity, the repurchase obligations of the Mortgage Loan Seller set forth herein and in the Mortgage Loan Purchase Agreement and the repurchase obligations of the Underlying Sellers pursuant to the related Sale Agreement with respect to breaches of such representations, warranties, agreements and covenants. Any such assignment to the Indenture Trustee shall not be deemed to constitute an assignment to the Indenture Trustee of any obligations or liabilities of the Issuing Entity under this Agreement.

ARTICLE III

Administration and Servicing of Mortgage Loans

Section 3.01. Master Servicer. The Master Servicer shall supervise, monitor and oversee the obligations of the Servicers to service and administer the Mortgage Loans in accordance with the terms of the related Servicing Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices. Furthermore, the Master Servicer shall oversee and consult with the Servicers as necessary from time-to-time to carry out the Master Servicer’s obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by the Servicers and shall cause each Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by the Servicers under the related Servicing Agreement. The Master Servicer shall independently and separately monitor each Servicer’s servicing activities with respect to the Mortgage Loans, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to each Servicer’s and Master Servicer’s records, and based on such reconciled and corrected information, the Master Servicer shall provide such information to the Securities Administrator as shall be necessary in order for it to prepare the statements specified in Section 7.03 of the Indenture, and prepare any other information and statements required to be forwarded by the Master Servicer hereunder. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of each Servicer pursuant to the related Servicing Agreement.

In addition to the foregoing, in connection with a modification of any Mortgage Loan by the related Servicer, if the Master Servicer is unable to enforce the obligations of the related Servicer with respect to such modification, the Master Servicer shall notify the Depositor of the related Servicer’s failure to comply with the terms of the related Servicing Agreement. If the related Servicing Agreement requires the approval of the Master Servicer for a modification to a Mortgage Loan, the Master Servicer shall approve such modification if, based upon its receipt of written notification from the related Servicer outlining the terms of such modification and appropriate supporting documentation, the Master Servicer determines that the modification is permitted under the terms of the related Servicing Agreement and that any conditions to such modification set forth in the related Servicing Agreement have been satisfied. Furthermore, if the related Servicing Agreement requires the oversight and monitoring of loss mitigation measures with respect to the related Mortgage Loans, the Master Servicer shall monitor any loss mitigation procedure or recovery action related to a defaulted Mortgage Loan (to the extent it receives notice of such from the related Servicer) and confirm that such loss mitigation procedure or recovery action is initiated, conducted and concluded in accordance with any timeframes and any other requirements set forth in the related Servicing Agreement, and the Master Servicer shall notify the Depositor in any case in which the Master Servicer believes that the related Servicer is not complying with such timeframes and/or other requirements.

The Indenture Trustee shall furnish each Servicer and the Master Servicer, upon written request from a servicing officer, with any powers of attorney and other documents in form as provided to it necessary or appropriate to enable the Servicers and the Master Servicer to service and administer the related Mortgage Loans and REO Property. The Indenture Trustee shall not be liable for the Servicers’ or the Master Servicer’s use or misuse of such powers of attorney.

The Indenture Trustee shall provide access to the records and documentation in possession of the Indenture Trustee regarding the related Mortgage Loans and REO Property and the servicing thereof to the Noteholders, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon reasonable prior written request and during normal business hours at the office of the Indenture Trustee; provided, however, unless otherwise required by law, the Indenture Trustee shall not be required to provide access to such records and documentation to the Noteholders if the provision thereof would violate the legal right to privacy of any Mortgagor. The Indenture Trustee shall allow representatives of the above entities to photocopy any of the records and documentation and shall provide equipment for that purpose at a charge that covers the Indenture Trustee’s actual costs.

The Indenture Trustee shall execute and deliver to the Servicers or the Master Servicer, as applicable based on the requesting party, any court pleadings, requests for trustee’s sale or other appropriate documents necessary or reasonably desirable to (i) effect the foreclosure or trustee’s sale with respect to a Mortgaged Property; (ii) take any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Security Instrument; (iii) obtain a deficiency judgment against the Mortgagor; or (iv) enforce any other rights or remedies provided by the Mortgage Note or Security Instrument or otherwise available at law or equity.

Section 3.02. Monitoring of Servicers. (a) The Master Servicer shall be responsible for reporting to the Indenture Trustee, the Issuing Entity and the Depositor the non-compliance by each Servicer with its duties under the related Servicing Agreement. In the review of each Servicer’s activities, the Master Servicer may rely upon an officer’s certificate of the Servicer (or similar document signed by an officer of the Servicer) with regard to such Servicer’s compliance with the terms of its Servicing Agreement. In the event that the Master Servicer, in its judgment, determines that a Servicer should be terminated in accordance with its Servicing Agreement, or that a notice should be sent pursuant to such Servicing Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall notify the Depositor, the Issuing Entity and the Indenture Trustee thereof and the Master Servicer (or in the case of Wells Fargo as Servicer, the Indenture Trustee) shall issue such notice or take such other action as it deems appropriate.

The Master Servicer, for the benefit of the Indenture Trustee and the Noteholders, shall enforce the obligations of each Servicer under the related Servicing Agreement. In the event that Countrywide as Servicer fails to perform its obligations in accordance with the Countrywide Servicing Agreement, the Master Servicer, subject to the preceding paragraph, shall terminate the rights and obligations of Countrywide thereunder and act as successor servicer of the related Mortgage Loans or cause the Indenture Trustee to enter into a new servicing agreement with a successor servicer selected by the Master Servicer. In the event that Wells Fargo Bank as Servicer fails to perform its obligations in accordance with the Wells Fargo Servicing Agreement, the Indenture Trustee, subject to the preceding paragraph, shall terminate the rights and obligations of Wells Fargo Bank thereunder and act as successor servicer of the related Mortgage Loans or enter into a new servicing agreement with a successor servicer selected by the Indenture Trustee; provided, however, in each case, it is understood and acknowledged by the parties hereto that there shall be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to such successor servicer. Such enforcement, including, without limitation, the legal prosecution of claims, termination of the related Servicing Agreement and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer or the Indenture Trustee, as applicable, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer or the Indenture Trustee, as applicable, shall pay the costs of such enforcement at its own expense, subject to its right of reimbursement pursuant to the provisions of this Agreement or the related Servicing Agreement, provided that the Master Servicer or the Indenture Trustee, as applicable, shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer or the Indenture Trustee, as applicable, shall have received reasonable indemnity for its costs and expenses in pursuing such action. Nothing herein shall impose any obligation on the part of the Indenture Trustee to assume or succeed to the duties or obligations of the Master Servicer in the case of the termination of Countrywide unless the Indenture Trustee has not been able to find a successor servicer or a successor master servicer. Subject to the related Servicing Agreement, the related Servicer may also, in its discretion, as an alternative to foreclosure, sell defaulted Mortgage Loans at fair market value to third-parties, if the related Servicer reasonably believes that such sale would maximize proceeds to the Trust in the aggregate (on a present value basis) with respect to that Mortgage Loan.

(a) To the extent that the costs and expenses of the Master Servicer or the Indenture Trustee, as applicable, related to any termination of a Servicer, or the enforcement or prosecution or related claims, rights or remedies or the appointment of a successor servicer or the transfer and assumption of servicing by the Master Servicer with respect to any Servicing Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of a Servicer as a result of an event of default by such Servicer and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor servicer to service the Mortgage Loans in accordance with the related Servicing Agreement) are not fully and timely reimbursed by the terminated Servicer, the Master Servicer or the Indenture Trustee, as applicable, shall be entitled to reimbursement of such costs and expenses from the Payment Account.

(b) The Master Servicer shall require each Servicer to comply with the remittance requirements and other obligations set forth in the related Servicing Agreement.

(c) If the Master Servicer acts as a successor servicer, it will not assume liability for the representations and warranties of the Servicer, if any, that it replaces.

(d) If the Indenture Trustee acts as a successor servicer, it shall not assume liability for the representations and warranties of the Servicer, if any, that it replaces.

Section 3.03. Fidelity Bond. The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such

Master Servicer’s behalf, and covering errors and omissions in the performance of the Master Servicer’s obligations hereunder. The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers or trustees.

Section 3.04. Power to Act; Procedures. The Master Servicer shall master service the Mortgage Loans and shall have full power and authority to do any and all things that it may deem necessary or desirable in connection with the master servicing and administration of the Mortgage Loans, including but not limited to the power and authority (i) to execute and deliver, on behalf of the Issuing Entity, Noteholders and the Indenture Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages, (iii) to collect any Insurance Proceeds and Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan, in each case, in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable. The Indenture Trustee shall furnish the Master Servicer, upon written request from a Servicing Officer, with any powers of attorney empowering the Master Servicer or the Servicers to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the Mortgage Loans or the Mortgaged Property, in accordance with the related Servicing Agreement and this Agreement, and the Indenture Trustee shall execute and deliver such other documents, as the Master Servicer may request, to enable the Master Servicer to master service and administer the Mortgage Loans and carry out its duties hereunder, in each case in accordance with Accepted Master Servicing Practices (and the Indenture Trustee shall have no liability for use or misuse of any such powers of attorney by the Master Servicer or the Servicers). If the Master Servicer or the Indenture Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Indenture Trustee or that the Indenture Trustee would be adversely affected under the “doing business” or tax laws of such state if such action is taken in its name, the Master Servicer shall join with the Indenture Trustee in the appointment of a co-trustee pursuant to Section 6.11 of the Indenture. In the performance of its duties hereunder, the Master Servicer shall be an independent contractor and shall not, except in those instances where it is taking action in the name of the Issuing Entity or the Indenture Trustee, be deemed to be the agent of the Issuing Entity or the Indenture Trustee.

Section 3.05. Due-on-Sale Clauses; Assumption Agreements. To the extent provided in the related Servicing Agreement, to the extent Mortgage Loans contain enforceable due-on-sale clauses, the Master Servicer shall cause the related Servicer to enforce such clauses in accordance with the related Servicing Agreement. If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with the related Servicing Agreement, and, as a consequence, a Mortgage Loan is assumed, the original Mortgagor may be released from liability in accordance with the related Servicing Agreement.

Section 3.06. Release of Mortgage Files. (a) Upon becoming aware of the payment in full of any Mortgage Loan, or the receipt by the related Servicer of a notification that payment in full has been escrowed in a manner customary for such purposes for payment to Noteholders on the next Payment Date, the related Servicer shall, if required under the related Servicing Agreement, promptly furnish to the Indenture Trustee or the related Custodian on its behalf two copies of a certification substantially in the form of

Exhibit B hereto signed by a Servicing Officer or in a mutually agreeable electronic format which shall, in lieu of a signature on its face, originate from a Servicing Officer (which certification shall include a statement to the effect that all amounts received in connection with such payment that are required to be deposited in the Protected Account maintained by the related Servicer pursuant to the related Servicing Agreement have been so deposited) and shall request that the Indenture Trustee deliver or cause the related Custodian to deliver to the related Servicer the related Mortgage File. Upon receipt of such certification and request, the Indenture Trustee shall promptly release or cause the related Custodian to release the related Mortgage File to the related Servicer and the Indenture Trustee shall have no further responsibility with regard to such Mortgage File. Upon any such payment in full, the related Servicer is authorized, to give, as agent for the Indenture Trustee, as the mortgagee under the Mortgage that secured the Mortgage Loan, an instrument of satisfaction (or assignment of mortgage without recourse) regarding the Mortgaged Property subject to the Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the related Protected Account.

(b) From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan and in accordance with the related Servicing Agreement, the Indenture Trustee shall execute such documents as shall be prepared and furnished to the Indenture Trustee by the Servicers or the Master Servicer (in form reasonably acceptable to the Indenture Trustee) and as are necessary to the prosecution of any such proceedings. The Indenture Trustee shall, upon the request of the Servicers or the Master Servicer, and delivery to the Indenture Trustee or the related Custodian on its behalf, of two copies of a request for release signed by a Servicing Officer substantially in the form of Exhibit B (or in a mutually agreeable electronic format which shall, in lieu of a signature on its face, originate from a Servicing Officer), release or cause the related Custodian to release the related Mortgage File held in its or the related Custodian’s possession or control to the related Servicer or the Master Servicer, as applicable. The related Servicer or the Master Servicer shall be obligated to return the Mortgage File to the Indenture Trustee or the related Custodian when the need therefor by the related Servicer or the Master Servicer, as it reasonably determines, no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the Mortgage File shall be released by the Indenture Trustee or the related Custodian to the related Servicer or the Master Servicer.

Section 3.07. Documents, Records and Funds in Possession of Master Servicer To Be Held for Issuing Entity and Indenture Trustee.

(a) The Master Servicer shall transmit and each Servicer (to the extent required by the related Servicing Agreement) shall transmit to the Indenture Trustee such documents and instruments coming into the possession of the Master Servicer or the related Servicer from time to time as are required by the terms hereof, or in the case of the related Servicer, the related Servicing Agreement, to be delivered to the Indenture Trustee. Any funds received by the Master Servicer or by the related Servicer in respect of any Mortgage Loan or which otherwise are collected by the Master Servicer or by the related Servicer as Liquidation Proceeds or

Insurance Proceeds in respect of any Mortgage Loan shall be held for the benefit of the Issuing Entity and the Indenture Trustee subject to the Master Servicer’s right to retain or withdraw from the Payment Account the Master Servicing Compensation and other amounts provided in this Agreement and the right of the related Servicer to retain its Servicing Fee and other amounts as provided in the related Servicing Agreement. The Master Servicer shall, and (to the extent provided in the related Servicing Agreement) cause each Servicer to provide access to information and documentation regarding the Mortgage Loans to the Issuing Entity, the Indenture Trustee, and their respective agents and accountants at any time upon reasonable request and during normal business hours, and to Noteholders that are savings and loan associations, banks or insurance companies, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of such Office and Corporation or examiners of any other federal or state banking or insurance regulatory authority if so required by applicable regulations of the Office of Thrift Supervision or other regulatory authority, such access to be afforded without charge but only upon reasonable request in writing and during normal business hours at the offices of the Master Servicer designated by it. In fulfilling such a request the Master Servicer shall not be responsible for determining the sufficiency of such information.

(b) All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer, in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, shall be held by the Master Servicer for and on behalf of the Issuing Entity, the Indenture Trustee and the Noteholders and shall be and remain the sole and exclusive property of the Issuing Entity, subject to the pledge to the Indenture Trustee; provided, however, the Master Servicer and the related Servicer shall be entitled to setoff against, and deduct from, any such funds any amounts that are properly due and payable to the Master Servicer or the related Servicer under this Agreement or the related Servicing Agreement.

Section 3.08. Standard Hazard Insurance and Flood Insurance Policies.

(a) For each Mortgage Loan, the Master Servicer shall enforce any obligation of each Servicer under the related Servicing Agreement to maintain or cause to be maintained standard fire and casualty insurance and, where applicable, flood insurance, all in accordance with the provisions of the related Servicing Agreement. It is understood and agreed that such insurance shall be with insurers meeting the eligibility requirements set forth in the related Servicing Agreement and that no earthquake or other additional insurance is to be required of any Mortgagor or to be maintained on property acquired in respect of a defaulted loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

(b) Pursuant to Sections 4.01 and 4.02, any amounts collected by the Servicers or the Master Servicer, under any insurance policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or released to the Mortgagor in accordance with the related Servicing Agreement) shall be deposited into the Payment Account, subject to withdrawal pursuant to Sections 4.02 and 4.03. Any cost incurred by the Master Servicer or the Servicers in maintaining any such insurance if the Mortgagor defaults in its obligation to do so shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to Noteholders and shall be recoverable by the Master Servicer or the Servicers pursuant to Sections 4.02 and 4.03.

Section 3.09. Presentment of Claims and Collection of Proceeds. The Master Servicer shall (to the extent provided in the related Servicing Agreement) cause the Servicers to prepare and present on behalf of the Issuing Entity, the Indenture Trustee and the Noteholders all claims under the Insurance Policies and take such actions (including the negotiation, settlement, compromise or enforcement of the insured’s claim) as shall be necessary to realize recovery under such policies. Any proceeds disbursed to the Master Servicer (or disbursed to the Servicers and remitted to the Master Servicer) in respect of such policies, bonds or contracts shall be promptly deposited in the Payment Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition precedent to the presentation of claims on the related Mortgage Loan to the insurer under any applicable Insurance Policy need not be so deposited (or remitted).

Section 3.10. Maintenance of the Primary Mortgage Insurance Policies.

(a) The Master Servicer shall not take, or authorize the Servicers (to the extent such action is prohibited under the related Servicing Agreement) to take, any action that would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Master Servicer or the Servicers, would have been covered thereunder. The Master Servicer shall use its best reasonable efforts to cause the Servicers (to the extent required under the related Servicing Agreement) to keep in force and effect (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance), primary mortgage insurance applicable to each Mortgage Loan in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable. The Master Servicer shall not authorize the Servicers (to the extent required under the related Servicing Agreement) to, cancel or refuse to renew any such Primary Mortgage Insurance Policy that is in effect at the date of the initial issuance of the Mortgage Note and is required to be kept in force hereunder except in accordance with the provisions of this Agreement and the related Agreement, as applicable.

(b) The Master Servicer agrees to cause the Servicers (to the extent required under the related Servicing Agreement) to present, on behalf of the Issuing Entity, the Indenture Trustee and the Noteholders, claims to the insurer under any Primary Mortgage Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Sections 4.01 and 4.02, any amounts collected by the Master Servicer or the Servicers under any Primary Mortgage Insurance Policies shall be deposited Payment Account, subject to withdrawal pursuant to Sections 4.02 and 4.03.

Section 3.11. Indenture Trustee to Retain Possession of Certain Insurance Policies and Documents.

The Indenture Trustee shall retain or shall cause the related Custodian to retain possession and custody of the originals (to the extent available) of any Primary Mortgage Insurance Policies, or certificate of insurance if applicable, and any certificates of renewal as to the foregoing as may be issued from time to time as contemplated by this Agreement. Until all amounts distributable in respect of the Notes have been distributed in full and the Indenture has been satisfied and discharged in accordance with Section 4.10 of the Indenture, the Indenture Trustee shall also retain, or shall cause the related Custodian to retain, possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement. The Master Servicer shall promptly deliver or cause to be delivered to the Indenture Trustee upon the execution or receipt thereof the originals of any Primary Mortgage Insurance Policies, any certificates of renewal, and such other documents or instruments that constitute portions of the Mortgage File that come into the possession of the Master Servicer from time to time.

Section 3.12. Realization Upon Defaulted Mortgage Loans. For each Mortgage Loan that comes into and continues in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, the Master Servicer shall cause the Servicers (to the extent required under the related Servicing Agreement) to either (i) foreclose upon, repossess or otherwise comparably convert the ownership of Mortgaged Properties securing such Mortgage Loans, all in accordance with the related Servicing Agreement or (ii) as an alternative to foreclosure, sell such defaulted Mortgage Loans at fair market value to third-parties, if such Servicer reasonably believes that such sale would maximize proceeds to the Trust (on a present value basis) with respect to those Mortgage Loans. The related Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings or sale; provided, however, such costs and expenses shall be recoverable as servicing advances by the related Servicer as contemplated in Section 3.25 of the Indenture.

Section 3.13. Compensation for the Master Servicer.

On each Payment Date the Master Servicer shall be entitled to all income and gain realized for a period of five (5) Business Days from any investment of funds in the Payment Account, pursuant to Article IV, for the performance of its activities hereunder (the “Master Servicer Compensation”). The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

Section 3.14. REO Property.

(a) In the event the Trust Estate acquires ownership of any REO Property in respect of any related Mortgage Loan, the deed or certificate of sale shall be issued to the Indenture Trustee, or to its nominee, on behalf of the Noteholders. The Master Servicer shall, to the extent provided in the related Servicing Agreement, cause the Servicer to sell any REO Property as expeditiously as possible in accordance with the provisions of the related Servicing Agreement. Pursuant to its efforts to sell such REO Property, the Master Servicer shall cause the related Servicer to protect and conserve, such REO Property in the manner and to the extent required by the related Servicing Agreement. The Master Servicer shall also cause the related Servicer to purchase or sell any REO Property and any other Non-REMIC Eligible Assets then remaining in the Trust Estate in preparation for a REMIC Conversion at such time and in such manner as specified in Article VIII hereof and Article XI of the Indenture.

(b) The Master Servicer shall, to the extent required by the related Servicing Agreement, cause the related Servicer to deposit all funds collected and received in connection with the operation of any REO Property in the related Protected Account.

(c) The Master Servicer and the related Servicer, upon the final disposition of any REO Property, shall be entitled to reimbursement for any related unreimbursed Monthly Advances and other unreimbursed advances as well as any unpaid Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided, that any such unreimbursed Monthly Advances as well as any unpaid Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

(d) To the extent provided in the related Servicing Agreement, the Liquidation Proceeds from the final disposition of the REO Property, and in the case of a liquidation of REO Property and other Non-REMIC-Eligible Assets in connection with a REMIC Conversion, as set forth in paragraph (a) above, Article VIII hereof and Article XI of the Indenture, any proceeds from such liquidation, net of any payment to the Master Servicer and the related Servicer as provided above shall be deposited in the related Protected Account on or prior to the Determination Date in the month following receipt thereof and be remitted by wire transfer in immediately available funds to the Master Servicer for deposit into the Payment Account on the next succeeding Servicer Remittance Date.

Section 3.15. Annual Statement as to Compliance.

(a) The Master Servicer and the Securities Administrator shall deliver (or otherwise make available) to the Depositor and the Securities Administrator not later than March 15th of each calendar year beginning in 2008, an Officer’s Certificate (an “Annual Statement of Compliance”) stating, as to each signatory thereof, that (i) a review of the activities of each such party during the preceding calendar year and of its performance under this Agreement or other applicable servicing agreement has been made under such officer’s supervision and (ii) to the best of such officer’s knowledge, based on such review, such party has fulfilled all of its obligations under this Agreement or other applicable servicing agreement in all material respects throughout such year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status of the cure provisions thereof. Such Annual Statement of Compliance shall contain no restrictions or limitations on its use. The Master Servicer shall enforce the obligations of each Servicer, to the extent set forth in the related Servicing Agreement, to deliver a similar Annual Statement of Compliance by that Servicer to the Depositor and the Securities Administrator as described above as and when required with respect to the Master Servicer. In the event that certain servicing responsibilities with respect to any Mortgage Loan have been delegated by the Master Servicer, the Securities Administrator or a Servicer to a subservicer or subcontractor, each such entity shall cause such subservicer or subcontractor (and with respect to each Servicer, the Master Servicer shall enforce the obligation of such Servicer to the extent required under the related Servicing Agreement) to deliver a similar Annual Statement of Compliance by such subservicer or subcontractor to the Depositor and the Securities Administrator as described above as and when required with respect to the Master Servicer or the related Servicer (as the case may be).

(b) Failure of the Master Servicer to comply with this Section 3.15 (including with respect to the timeframes required herein) shall be deemed an Event of Default, and at the written direction of the Depositor the Indenture Trustee shall, in addition to whatever rights the Indenture Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Master Servicer for the same (but subject to the Securities Administrator’s rights to reimbursement of all amounts for which it is entitled to be reimbursed prior to the date of termination). Failure of the Securities Administrator to comply with this Section 3.15 (including with respect to the timeframes required in this Section) which failure results in a failure to timely file the related Form 10-K, shall be deemed a default and the Indenture Trustee at the written direction of the Depositor shall, in addition to whatever rights the Indenture Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice, immediately terminate all of the rights and obligations of the Securities Administrator under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Securities Administrator for the same (but subject to the rights to reimbursement of all amounts for which it is entitled to be reimbursed prior to the date of termination). This paragraph shall supersede any other provision in this Agreement or any other agreement to the contrary.

Section 3.16. Assessments of Compliance and Attestation Reports.

Pursuant to Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB, each of the Master Servicer, the Securities Administrator and the Custodian (to the extent set forth in this Section) (each, an “Attesting Party”) shall deliver (or otherwise make available) to the Master Servicer, the Securities Administrator and the Depositor on or before March 15th of each calendar year beginning in 2008, a report regarding such Attesting Party’s assessment of compliance (an “Assessment of Compliance”) with the Servicing Criteria during the preceding calendar year. The Assessment of Compliance, as set forth in Regulation AB, must contain the following:

(a) A statement by an authorized officer of such Attesting Party of its authority and responsibility for assessing compliance with the Servicing Criteria applicable to the related Attesting Party;

(b) A statement by an authorized officer that such Attesting Party used the Servicing Criteria attached as Exhibit F hereto, and which shall also be attached to the Assessment of Compliance, to assess compliance with the Servicing Criteria applicable to the related Attesting Party;

(c) An assessment by such officer of the related Attesting Party’s compliance with the applicable Servicing Criteria for the period consisting of the preceding calendar year, including disclosure of any material instance of noncompliance with respect thereto during such period, which assessment shall be based on the activities such Attesting Party performs with respect to asset-backed securities transactions taken as a whole involving the related Attesting Party, that are backed by the same asset type as the Mortgage Loans;

(d) A statement that a registered public accounting firm has issued an attestation report on the related Attesting Party’s Assessment of Compliance for the period consisting of the preceding calendar year; and

(e) A statement as to which of the Servicing Criteria, if any, are not applicable to the related Attesting Party, which statement shall be based on the activities such Attesting Party performs with respect to asset-backed securities transactions taken as a whole involving such Attesting Party, that are backed by the same asset type as the Mortgage Loans.

Such report at a minimum shall address each of the Servicing Criteria specified on Exhibit F hereto which are indicated as applicable to the related Attesting Party.

On or before March 15th of each calendar year beginning in 2008, each Attesting Party shall furnish to the Master Servicer, the Depositor and the Securities Administrator a report (an “Attestation Report”) by a registered public accounting firm that attests to, and reports on, the Assessment of Compliance made by the related Attesting Party, as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122(b) of Regulation AB, which Attestation Report must be made in accordance with standards for attestation reports issued or adopted by the Public Company Accounting Oversight Board.

The Master Servicer shall enforce the obligation of each Servicer to deliver to the Securities Administrator, the Master Servicer and the Depositor an Assessment of Compliance and Attestation Report as and when provided in the related Servicing Agreement. Each of the Master Servicer and the Securities Administrator shall cause, and the Master Servicer shall enforce the obligation (as and when provided in the related Servicing Agreement) of each Servicer to cause, any subservicer and each subcontractor (to the extent such subcontractor is determined by the Master Servicer or the Securities Administrator, as applicable, to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB) that is engaged by such Servicer, the Master Servicer or the Securities Administrator, as applicable, to deliver to the Securities Administrator, the Master Servicer and the Depositor an Assessment of Compliance and Attestation Report as and when provided above. Such Assessment of Compliance, as to any subservicer or subcontractor, shall at a minimum address the applicable Servicing Criteria specified on Exhibit F hereto which are indicated as applicable to any “primary servicer” to the extent such subservicer or subcontractor is performing any servicing function for the party who engages it and to the extent such party is not itself addressing the Servicing Criteria related to such servicing function in its own Assessment of Compliance. The Securities Administrator shall confirm that each of the Assessments of Compliance delivered to it, taken as a whole, address all of the Servicing Criteria and taken individually address the Servicing Criteria for each party as set forth in Exhibit F and notify the Depositor of any exceptions. Notwithstanding the foregoing, as to any subcontractor, an Assessment of Compliance is not required to be delivered unless it is required as part of a Form 10-K with respect to the Trust Fund.

Each Custodian shall deliver to the Master Servicer, the Securities Administrator and the Depositor an Assessment of Compliance and Attestation Report, as and when provided above, which shall at a minimum address each of the Servicing Criteria specified on Exhibit F hereto which are indicated as applicable to a “custodian”. Notwithstanding the foregoing, an Assessment of Compliance or Attestation Report is not required to be delivered by any Custodian unless it is required as part of a Form 10-K with respect to the Trust Fund.

Failure of the Master Servicer to comply with this Section 3.16 (including with respect to the timeframes required herein) shall, upon written notice from the Indenture Trustee at the written direction of the Depositor, constitute an Event of Default, and at the written direction of the Depositor the Indenture Trustee shall, in addition to whatever rights the Indenture Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Master Servicer for the same (but subject to the Master Servicer’s rights to payment of any Master Servicing Compensation and reimbursement of all amounts for which it is entitled to be reimbursed prior to the date of termination). Failure of the Securities Administrator to comply with this Section 3.16 (including with respect to the timeframes required in this Section) which failure results in a failure to timely file the related Form 10-K, shall, upon written notice from the Indenture Trustee at the written direction of the Depositor, constitute a default and the Indenture Trustee shall, in addition to whatever rights the Indenture Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice, immediately terminate all of the rights and obligations of the Securities Administrator under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Securities Administrator for the same (but subject to the Securities Administrator’s right to reimbursement of all amounts for which it is entitled to be reimbursed prior to the date of termination). This paragraph shall supersede any other provision in this Agreement or any other agreement to the contrary.

Section 3.17. Reports Filed with Securities and Exchange Commission.

(a)(i) (A) Within 15 days after each Distribution Date, the Securities Administrator shall, in accordance with industry standards, prepare and file with the Commission via the Electronic Data Gathering and Retrieval System (“EDGAR”), a Distribution Report on Form 10-D, signed by the Master Servicer, with a copy of the Monthly Statement to be furnished by the Securities Administrator to the Noteholders for such Payment Date; provided that, the Securities Administrator shall have received no later than five (5) calendar days after the related Payment Date, all information required to be provided to the Securities Administrator as described in clause (a)(iv) below. Any disclosure that is in addition to the Monthly Statement and that is required to be included on Form 10-D (“Additional Form 10-D Disclosure”) shall be, pursuant to the paragraph immediately below, reported by the parties set forth on Exhibit G to the Securities Administrator and the Depositor and approved for inclusion by the Depositor, and the Securities Administrator shall have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure absent such reporting (other than in the case where the Securities Administrator is the reporting party as set forth in Exhibit G) and approval.

(B) Within five (5) calendar days after the related Distribution Date, (i) the parties set forth in Exhibit G shall be required to provide, and the Master Servicer shall enforce the obligations of each Servicer (to the extent provided in the related Servicing Agreement) to provide, pursuant to Section 3.17(a)(iv) below, to the Securities Administrator and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other form as otherwise agreed upon by the Securities

Administrator and the Depositor and such party, the form and substance of any Additional Form 10-D Disclosure, if applicable, and (ii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D. The Depositor shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this Section.

(C) After preparing the Form 10-D, the Securities Administrator shall forward electronically a copy of the Form 10-D to the Depositor (in the case of any Additional 10-D Disclosure and otherwise if requested by the Depositor) and the Master Servicer for review. Within two Business Days after receipt of such copy, but no later than the 12th calendar day after the Distribution Date (provided that, the Securities Administrator forwards a copy of the Form 10-D no later than the 10th calendar after the Distribution Date), the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-D. In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 10-D is in final form and the Securities Administrator may proceed with the execution and filing of the Form 10-D. No later than the 13th calendar day after the related Distribution Date, a duly authorized officer of the Master Servicer shall sign the Form 10-D and, in the case where the Master Servicer and the Securities Administrator are not affiliated, return an electronic or fax copy of such signed Form 10-D (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Securities Administrator shall follow the procedures set forth in Section 3.17(a)(v)(B). Promptly (but no later than one (1) Business Day) after filing with the Commission, the Securities Administrator shall make available on its internet website at “www.ctslink.com” a final executed copy of each Form 10-D filed by the Securities Administrator. The signing party at the Master Servicer can be contacted as set forth in Section 7.04. Form 10-D requires the registrant to indicate (by checking “yes” or “no”) that it (1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. The Depositor shall notify the Securities Administrator in writing, no later than the fifth calendar day after the related Distribution Date with respect to the filing of a report on Form 10-D, if the answer to the questions should be “no”. The Securities Administrator shall be entitled to rely on the representations in Section 2.04(ix) and in any such notice in preparing, executing and/or filing any such report. The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of their respective duties under Sections 3.17(a)(i) and (v) related to the timely preparation, execution and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under such Sections. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-D, where such failure results from a party’s failure to deliver, on a timely basis, any information from such party needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

(ii) (A) Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a “Reportable Event”), the Securities Administrator shall prepare and file, at the direction of the Depositor, on behalf of the Trust, any Form 8-K, as required by the Exchange Act; provided that, the Depositor shall file the initial Form 8-K in connection with the issuance of the Notes. Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K (“Form 8-K Disclosure Information”) shall be, pursuant to the paragraph immediately below, reported by the parties set forth on Exhibit G to the Securities Administrator and the Depositor and approved for inclusion by the Depositor, and the Securities Administrator shall have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure Information absent such reporting (other than in the case where the Securities Administrator is the reporting party as set forth in Exhibit G) and approval.

(B) For so long as the Trust is subject to the Exchange Act reporting requirements, no later than the close of business on the second Business Day after the occurrence of a Reportable Event (i) the parties set forth in Exhibit G shall be required pursuant to Section 3.17(a)(iv) below to provide, and the Master Servicer shall enforce the obligations of each Servicer (to the extent provided in the related Servicing Agreement) to provide, to the Securities Administrator and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other form as otherwise agreed upon by the Securities Administrator and the Depositor and such party, the form and substance of any Form 8-K Disclosure Information, if applicable, and (ii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information on Form 8-K. The Depositor shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this Section.

(C) After preparing the Form 8-K, the Securities Administrator shall forward electronically a copy of the Form 8-K to the Depositor and the Master Servicer for review. No later than the close of business New York City time on the third Business Day after the Reportable Event, or in the case where the Master Servicer and Securities Administrator are affiliated, no later than noon New York City time on the fourth Business Day after the Reportable Event, a duly authorized officer of the Master Servicer shall sign the Form 8-K and, in the case where the Master Servicer and the Securities Administrator are not affiliated, return an electronic or fax copy of such signed Form 8-K (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. Promptly, but no later than the close of business on the 3rd Business Day after the Reportable Event (provided that, the Securities Administrator forwards a copy of the Form 8-K no later than noon New York time on the third Business Day after the Reportable Event), the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 8-K. In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 8-K is in final form and the Securities Administrator may proceed with the execution and filing of the Form 8-K. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Securities Administrator shall follow the procedures set forth in Section 3.17(a)(v)(B). Promptly (but no later than one (1) Business Day) after filing with the Commission, the Securities Administrator shall, make available on its internet website a final executed copy of each Form 8-K filed by the Securities Administrator. The signing party at the Master Servicer can be contacted as set forth in Section 7.04. The parties to this Agreement acknowledge that the performance by Master Servicer and the Securities Administrator of their respective duties under this Section 3.17(a)(ii) related to the timely preparation, execution and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 3.17(a)(ii). Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 8-K, where such failure results from a party’s failure to deliver on a timely basis, any information from such party hereto needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

(iii) (A) Within 90 days after the end of each fiscal year of the Trust or such earlier date as may be required by the Exchange Act (the “10-K Filing Deadline”) (it being understood that the fiscal year for the Trust ends on December 31st of each year), commencing in March 2008, the Securities Administrator shall prepare and file on behalf of the Trust a Form 10-K, in form and substance as required by the Exchange Act. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Securities Administrator within the applicable time frames set forth in this Agreement, (I) an annual compliance statement for each Servicer, the Master Servicer, the Securities Administrator and any subservicer or subcontractor, as applicable, as described under Section 3.16, (II)(A) the annual reports on assessment of compliance with Servicing Criteria for the Master Servicer, each subservicer and subcontractor participating in the servicing function, the Securities Administrator and the Custodian, as described under Section 3.16, and (B) if any such report on assessment of compliance with Servicing Criteria described under Section 3.16 identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such report on assessment of compliance with Servicing Criteria described under Section 3.16 is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, (III)(A) the registered public accounting firm attestation report for the Master Servicer, each Servicer, the Securities Administrator, each subservicer, each subcontractor, as applicable, and the Custodian, as described under Section 3.16, and (B) if any registered public accounting firm attestation report described under Section 3.16 identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such registered public accounting firm attestation report is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, and (IV) a Sarbanes-Oxley Certification as described in Section 3.17(a)(iii)(D) below (provided, however, that the Securities Administrator, at its discretion, may omit from the Form 10-K any annual compliance statement, assessment of compliance or attestation report that is not required to be filed with such Form 10-K pursuant to Regulation AB). Any disclosure or information in addition to (I) through (IV) above that is required to be included on Form 10-K (“Additional Form 10-K Disclosure”) shall be, pursuant to the paragraph immediately below, reported by the parties set forth on Exhibit G to the Securities Administrator and the Depositor and approved for inclusion by the Depositor, and the Securities Administrator shall have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure absent such reporting (other than in the case where the Securities Administrator is the reporting party as set forth in Exhibit G) and approval.

(B) No later than March 15th of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in 2008, (i) the parties set forth in Exhibit G shall be required to provide, and the Master Servicer shall enforce the obligations of each Servicer (to the extent provided in the related Servicing Agreement) to provide, pursuant to Section 3.17(a)(iv) below to the Securities Administrator and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other form as otherwise agreed upon by the Securities Administrator and the Depositor and such party, the form and substance of any Additional Form 10-K Disclosure, if applicable, and (ii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure on Form 10-K. The Depositor shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-K Disclosure on Form 10-K pursuant to this Section.

(C) After preparing the Form 10-K, the Securities Administrator shall forward electronically a copy of the Form 10-K to the Depositor (only in the case where such Form 10-K includes Additional Form 10-K Disclosure and otherwise if requested by the Depositor) and the Master Servicer for review. Within three Business Days after receipt of such copy, but no later than March 25th (provided that, the Securities Administrator forwards a copy of the Form 10-K no later than the third Business Day prior to March 25th), the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-K. In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 10-K is in final form and the Securities Administrator may proceed with the execution and filing of the Form 10-K. No later than the close of business Eastern Standard time on the 4th Business Day prior to the 10-K Filing Deadline, an officer of the Master Servicer in charge of the master servicing function shall sign the Form 10-K and, in the case where the Master Servicer and the Securities Administrator are unaffiliated, return an electronic or fax copy of such signed Form 10-K (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Securities Administrator shall follow the procedures set forth in Section 3.17(a)(v)(B). Promptly (but no later than one (1) Business Day) after filing with the Commission, the Securities Administrator shall make available on its internet website a final executed copy of each Form 10-K filed by the Securities Administrator. The signing party at the Master Servicer can be contacted as set forth in Section 7.04. Form 10-K requires the registrant to indicate (by checking “yes” or “no”) that it (1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. The Depositor shall notify the Securities Administrator in writing, no later than March 15th of each year in which the Trust is subject to the requirements of the Exchange Act with respect to the filing of a report on Form 10-K, if the answer to the questions should be “no”. The Securities Administrator shall be entitled to rely on the representations in Section 2.05(ix) and in any such notice in preparing, executing and/or filing any such report. The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of their respective duties under Sections 3.17(a)(iv) and (v) related to the timely preparation, execution and filing of Form 10-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under such Sections and Sections 3.15 and Section 3.16. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-K, where such failure results from the Master Servicer’s or the Securities Administrator’s inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

(D) Each Form 10-K shall include a certification (the “Sarbanes-Oxley Certification”) required to be included therewith pursuant to the Sarbanes-Oxley Act which shall be signed by the Certifying Person and delivered to the Securities Administrator no later than March 15th of each year in which the Trust is subject to the reporting requirements of the Exchange Act. The Master Servicer shall cause any Servicer, and any subservicer or subcontractor engaged by it to provide to the Person who signs the Sarbanes-Oxley Certification (the “Certifying Person”), by March 10th of each year in which the Trust is subject to the reporting requirements of the Exchange Act (or such other date specified in the related Servicing Agreement) and otherwise within a reasonable period of time upon request, a certification (each, a “Back-Up Certification”), in the form attached hereto as Exhibit I, upon which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity’s officers, directors and Affiliates (collectively with the Certifying Person, “Certification Parties”) can reasonably rely. In addition, in the case where the Master Servicer and Securities Administrator are not affiliated, the Securities Administrator shall sign a Back-Up Certification substantially in the form of Exhibit J; provided, however, that the Securities Administrator shall not be required to undertake an analysis of any accountant’s report attached as an exhibit to the Form 10-K. An officer of the Master Servicer in charge of the master servicing function shall serve as the Certifying Person on behalf of the Trust.

(iv) With respect to any Additional Form 10-D Disclosure, Additional Form 10-K Disclosure or any Form 8-K Disclosure Information (collectively, the “Additional Disclosure”) relating to the Trust Fund, the Securities Administrator’s obligation to include such Additional Information in the applicable Exchange Act report is subject to receipt from the entity that is indicated in Exhibit N as the responsible party for providing that information, if other than the Securities Administrator, as and when required as described in Section 3.17(a)(i) through (iii) above. Such Additional Disclosure shall be accompanied by a notice substantially in the form of Exhibit H. Each of the Master Servicer, the Mortgage Loan Seller, the Securities Administrator and the Depositor hereby agrees to notify and provide, and the Master Servicer agrees to enforce the obligations (to the extent provided in the related Servicing Agreement) of each Servicer to notify and provide, to the extent known to the Master Servicer, the Mortgage Loan Seller, the Securities Administrator and the Depositor all Additional Disclosure relating to the Trust Fund, with respect to which such party is indicated in Exhibit H as the responsible party for providing that information. The Depositor shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Disclosure information pursuant to this Section.

So long as the Depositor is subject to the filing requirements of the Exchange Act with respect to the Trust Fund, the Indenture Trustee shall notify the Securities Administrator and the Depositor of any bankruptcy or receivership with respect to the Indenture Trustee or of any proceedings of the type described under Item 1117 of Regulation AB that have occurred as of the related Due Period, together with a description thereof, no later than the date on which such information is required of other parties hereto as set forth under this Section 3.17. In addition, the Indenture Trustee shall notify the Securities Administrator and the Depositor of any affiliations or relationships that develop after the Closing Date between the Indenture Trustee and the Depositor, the Mortgage Loan Seller, the Securities Administrator, the Master Servicer or the Custodian of the type described under Item 1119 of Regulation AB, together with a description thereof, no later than March 15 of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in 2008. Should the identification of any of the Depositor, the Mortgage Loan Seller, the Securities Administrator, the Master Servicer or the Custodian change, the Depositor shall promptly notify the Indenture Trustee in writing.

(v) (A) On or prior to January 30th of the first year in which the Securities Administrator is able to do so under applicable law, the Securities Administrator shall prepare and file a Form 15 relating to the automatic suspension of reporting in respect of the Trust under the Exchange Act.

(B) In the event that the Securities Administrator is unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Securities Administrator shall promptly notify the Depositor and the Master Servicer. In the case of Form 10-D and 10-K, the Depositor, the Master Servicer and the Securities Administrator shall cooperate to prepare and file a Form 12b-25 and a 10-DA and 10-KA as applicable, pursuant to Rule 12b-25 of the Exchange Act. In the case of Form 8-K, the Securities Administrator shall, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next Form 10-D. In the event that any previously filed Form 8-K, 10-D or 10-K needs to be amended, and such amendment relates to any Additional Disclosure, the Securities Administrator shall notify the Depositor and the parties affected thereby and such parties shall cooperate to prepare any necessary Form 8-K, 10-DA or 10-KA. Any Form 15, Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K shall be signed by an appropriate officer of the Master Servicer. The parties hereto acknowledge that the performance by the Master Servicer and the Securities Administrator of their respective duties under this Section 3.17(a)(v) related to the timely preparation, execution and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K is contingent upon the Master Servicer and the Depositor timely performing their duties under this Section. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare, execute and/or timely file any such Form 15, Form 12b-25 or any amendments to Form 8-K, 10-D or 10-K, where such failure results from a party’s failure to deliver on a timely basis, any information from such party needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Form 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

The Depositor agrees to promptly furnish to the Securities Administrator, from time to time upon request, such further information, reports and financial statements within its control related to this Agreement, the Mortgage Loans as the Securities Administrator reasonably deems appropriate to prepare and file all necessary reports with the Commission. The Securities Administrator shall have no responsibility to file any items other than those specified in this Section 3.17; provided, however, the

Securities Administrator shall cooperate with the Depositor in connection with any additional filings with respect to the Trust Fund as the Depositor deems necessary under the Exchange Act. Fees and expenses incurred by the Securities Administrator in connection with this Section 3.17 shall not be reimbursable from the Trust Fund.

(b) The Securities Administrator shall indemnify and hold harmless the Depositor and the Master Servicer and each of its officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Securities Administrator’s obligations under Sections 3.15, 3.16 and 3.17 or the Securities Administrator’s negligence, bad faith or willful misconduct in connection therewith. In addition, the Securities Administrator shall indemnify and hold harmless the Depositor and the Master Servicer and each of their respective officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Back-Up Certification, any Annual Statement of Compliance, any Assessment of Compliance or any Additional Disclosure provided by the Securities Administrator on its behalf or on behalf of any subservicer or subcontractor engaged by the Securities Administrator pursuant to Section 3.15, 3.16 or 3.17 (the “Securities Administrator Information”), or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, by way of clarification, that this paragraph shall be construed solely by reference to the Securities Administrator Information and not to any other information communicated in connection with the Notes, without regard to whether the Securities Administrator Information or any portion thereof is presented together with or separately from such other information.

The Depositor shall indemnify and hold harmless the Securities Administrator and the Master Servicer and each of its officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the obligations of the Depositor under Sections 3.15, 3.16 and 3.17 or the Depositor’s negligence, bad faith or willful misconduct in connection therewith. In addition, the Depositor shall indemnify and hold harmless the Master Servicer, the Securities Administrator and each of their respective officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Additional Disclosure provided by the Depositor that is required to be filed pursuant to this Section 3.17 (the “Depositor Information”), or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, by way of clarification, that this paragraph shall be construed solely by reference to the Depositor Information that is required to be filed and not to any other information communicated in connection with the Notes, without regard to whether the Depositor Information or any portion thereof is presented together with or separately from such other information.

The Master Servicer shall indemnify and hold harmless the Securities Administrator and the Depositor and each of its respective officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the obligations of the Master Servicer under Sections 3.15, 3.16 and 3.17 or the Master Servicer’s negligence, bad faith or willful misconduct in connection therewith. In addition, the Master Servicer shall indemnify and hold harmless the Depositor and each of its officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Annual Statement of Compliance, any Assessment of Compliance or any Additional Disclosure provided by the Master Servicer on its behalf or on behalf of any subservicer or subcontractor engaged by the Master Servicer pursuant to Section 3.15, 3.16 or 3.17 (the “Master Servicer Information”), or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, by way of clarification, that this paragraph shall be construed solely by reference to the Master Servicer Information and not to any other information communicated in connection with the Notes, without regard to whether the Master Servicer Information or any portion thereof is presented together with or separately from such other information.

If the indemnification provided for herein is unavailable or insufficient to hold harmless the Depositor, the Securities Administrator or the Master Servicer, as applicable, then the defaulting party, in connection with any conduct for which it is providing indemnification under this Section 3.17(b), agrees that it shall contribute to the amount paid or payable by the other parties as a result of the losses, claims, damages or liabilities of the other party in such proportion as is appropriate to reflect the relative fault and the relative benefit of the respective parties.

The indemnification provisions set forth in this Section 3.17(b shall survive the termination of this Agreement or the termination of any party to this Agreement.

(c) Failure of the Master Servicer to comply with this Section 3.17 (including with respect to the timeframes required herein) shall, upon written notice from the Indenture Trustee at the written direction of the Depositor, constitute an Event of Default, and the Indenture Trustee shall, in addition to whatever rights the Indenture Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Master Servicer for the same (but subject to the Master Servicer’s rights to payment of any Master Servicing compensation and reimbursement of all amounts for which it is entitled to be reimbursed prior to the date of termination). Failure of the Securities Administrator to comply with this Section 3.17 (including with respect to the timeframes required in this Section) which failure results in a failure to timely file the related Form 10-K, shall, upon written notice from the Indenture Trustee at the written direction of the Depositor, constitute a default and the Indenture Trustee at the written direction of the Depositor shall, in addition to whatever rights the Indenture Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice, immediately terminate all of the rights and obligations of the Securities Administrator under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Securities Administrator for the same (but subject to the Securities Administrator’s right to reimbursement of all amounts for which it is entitled to be reimbursed prior to the date of termination). This paragraph shall supersede any other provision in this Agreement or any other agreement to the contrary. In connection with the termination of the Master Servicer or the Securities Administrator pursuant to this Section 3.17(c), the Indenture Trustee shall be entitled to reimbursement of all costs and expenses associated with such termination to the extent set forth in Section 5.06. Notwithstanding anything to the contrary in this Agreement, no Event of Default by the Master Servicer or default by the Securities Administrator shall have occurred with respect to any failure to properly prepare, execute and/or timely file any report on Form 8-K, Form 10-D or Form 10-K, any Form 15 or Form 12b-25 or any amendments to Form 8-K, 10-D or 10-K, where such failure results from the Master Servicer’s or the Securities Administrator’s inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file any such report, Form or amendment, and does not result from its own negligence, bad faith or willful misconduct.

(e) Notwithstanding the provisions of Section 7.01, this Section 3.17 may be amended without the consent of the Noteholders.

(f) Any report, notice or notification to be delivered by the Master Servicer or the Securities Administrator to the Depositor pursuant to this Section 3.17, may be delivered via email to RegABNotifications@bear.com or, in the case of a notification, telephonically by calling Reg AB Compliance Manager at 212-272-7525.

Section 3.18. Intention of the Parties and Interpretation.

Each of the parties acknowledges and agrees that the purpose of Sections 3.15, 3.16 and 3.17 of this Agreement is to facilitate compliance by the Mortgage Loan Seller, the Depositor and the Master Servicer with the provisions of Regulation AB. Therefore, each of the parties agrees that (a) the obligations of the parties hereunder shall be interpreted in such a manner as to accomplish that purpose, (b) the parties’ obligations hereunder shall be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance provided by the Commission in respect of the requirements of Regulation AB, (c) the parties shall comply with reasonable requests made by the Mortgage Loan Seller, the Indenture Trustee, the Master Servicer or the Depositor for delivery of additional or different information as the Mortgage Loan Seller, the Indenture Trustee, the Master Servicer or the Depositor may determine in good faith is necessary to comply with the provisions of Regulation AB, and (d) no amendment of this Agreement shall be required to effect any such changes in the parties’ obligations as are necessary to accommodate evolving interpretations of the provisions of Regulation AB.

Section 3.19. UCC. The Depositor shall inform the Indenture Trustee in writing of any Uniform Commercial Code financing statements that were filed on the Closing Date in connection with the Trust Estate with stamped recorded copies of such financing statements to be delivered to the Indenture Trustee promptly upon receipt by the Depositor. If directed by the Depositor in writing, the

Indenture Trustee shall execute any continuation statements prepared by the Depositor and deliver them as directed solely at the expense of the Depositor. The Depositor shall file any financing statements or amendments thereto required by any change in the Uniform Commercial Code.

Section 3.20. Optional Purchase of Certain Mortgage Loans.

(a) With respect to any Mortgage Loan which is delinquent in payment by 90 days or more or is an REO Property, the Certificateholder shall have the right to purchase such Mortgage Loan or REO Property from the Trust Estate at a price equal to the Repurchase Price.

(b) The Certificateholder shall have the option to purchase, at any one time, up to 1.00% (and in any case, at least five (5) Mortgage Loans) of the Mortgage Loans, by aggregate Scheduled Principal Balance of the Mortgage Loans as of such date, at a purchase price equal to the Repurchase Price. The Mortgage Loans that may be purchased by the Certificateholder pursuant to this paragraph shall be selected by the Certificateholder in its sole discretion. If at any time the Certificateholder exercises such option, it shall immediately notify or cause to be notified the Indenture Trustee and the Custodians by a certification in the form of Exhibit B (which certification shall include a statement to the effect that all amounts required to be deposited in the Collection Account pursuant to Section 3.06 have been or shall be so deposited) of an Officer of the Certificateholder and shall request delivery to it of the Mortgage File. Upon receipt of such certification and request, the related Custodian as agent for the Indenture Trustee shall promptly release the related Mortgage Files to the Certificateholder.

(c) If at any time the Certificateholder remits to the Master Servicer a payment for deposit in the Payment Account covering the amount of the Repurchase Price for a Mortgage Loan or REO Property in accordance with Section 3.20(a) or Section 3.20(b) above, and the Master Servicer provides to the Indenture Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Payment Account, then the Indenture Trustee shall execute the assignment of such Mortgage Loan or REO Property to the Certificateholder, without recourse, representation or warranty and the Certificateholder shall succeed to all of the Indenture Trustee’s right, title and interest in and to such Mortgage Loan or REO Property, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Certificateholder shall thereupon own such Mortgage Loan or REO Property, and all such security and documents, free of any further obligation to the Issuing Entity, the Indenture Trustee or the Noteholders with respect thereto.

Section 3.21. Monthly Advances. If a Servicer was required to make a Monthly Advance pursuant to the related Servicing Agreement and fails to make any required Monthly Advance, in whole or in part, if such Servicer is Wells Fargo Bank, the Indenture Trustee, as successor servicer or another successor servicer appointed by it, shall remit to the Master Servicer for deposit in the Payment Account not later than the related Payment Account Deposit Date immediately preceding the related Payment Date an amount equal to such required Monthly Advance to the extent not otherwise paid by the related Servicer, net of the related Servicing Fee for such Mortgage Loan except to the extent the Indenture Trustee determines any such advance to be a Nonrecoverable Advance. If such Servicer is Countrywide, the Master Servicer, as successor servicer or another successor servicer appointed by it, shall remit to the Payment Account not later than the related Payment Account Deposit Date immediately preceding the related

Payment Date an amount equal to such required Monthly Advance to the extent not otherwise paid by the related Servicer, net of the related Servicing Fee for such Mortgage Loan except to the extent the Master Servicer determines any such advance to be a Nonrecoverable Advance. Subject to the foregoing, the Master Servicer or the Indenture Trustee, as applicable, shall continue to make such advances through the date that the related Servicer is required to do so under the related Servicing Agreement. If the Master Servicer or the Indenture Trustee, as applicable, deems an advance to be a Nonrecoverable Advance, on the Payment Account Deposit Date, such party shall present an Officer’s Certificate to the Securities Administrator (i) stating that such party elects not to make a Monthly Advance in a stated amount and (ii) detailing the reason it deems the advance to be a Nonrecoverable Advance.

Section 3.22. Compensating Interest Payments. The Master Servicer shall deposit in the Payment Account not later than each Payment Account Deposit Date an amount equal to the lesser of (i) the sum of the aggregate amounts required to be paid by the related Servicer under the related Servicing Agreement with respect to subclauses (a) and (b) of the definition of Interest Shortfalls with respect to the Mortgage Loans for the related Prepayment Period, and not so paid by the related Servicer and (ii) the Master Servicing Compensation for such Payment Date (such amount, the “Compensating Interest Payment”). The Master Servicer shall not be entitled to any reimbursement of any Compensating Interest Payment.

Section 3.23. Information Reporting. To the extent provided in the related Servicing Agreement, the Master Servicer shall cause each Servicer to file, information returns with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and cancellation of indebtedness income with respect to any Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code, respectively. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

ARTICLE IV

Accounts

Section 4.01. Protected Accounts. (a) The Master Servicer shall enforce the obligation of each Servicer to establish and maintain a Protected Account in accordance with the related Servicing Agreement, with records to be kept with respect thereto on a Mortgage Loan by Mortgage Loan basis, into which account shall be deposited within two (2) Business Days (or as of such other time specified in the related Servicing Agreement) of receipt, all collections of principal and interest on any Mortgage Loan and any REO Property received by the related Servicer, including Principal Prepayments, Insurance Proceeds, Liquidation Proceeds, and advances made from such Servicer’s own funds (less servicing compensation as permitted by the related Servicing Agreement) and all other amounts to be deposited in the related Protected Account. Each Protected Account shall be an Eligible Account. Each Servicer is hereby authorized to make withdrawals from and deposits to the related Protected Account for purposes required or permitted by this Agreement. To the extent provided in the related Servicing Agreement, each Protected Account shall be held by a Designated Depository Institution and segregated on the books of such institution in the name of the Indenture Trustee for the benefit of the Noteholders.

(b) To the extent provided in the related Servicing Agreement, amounts on deposit in the Protected Accounts may be invested in Permitted Investments in the name of the Indenture Trustee for the benefit of Noteholders and, except as provided in the preceding paragraph, not commingled with any other funds. Such Permitted Investments shall mature, or shall be subject to redemption or withdrawal, no later than the date on which such funds are required to be withdrawn for deposit in the Payment Account, and shall be held until required for such deposit. The income earned from Permitted Investments made pursuant to this Section 4.01 shall be paid to the related Servicer under the related Servicing Agreement, and the risk of loss of moneys required to be distributed to the Noteholders resulting from such investments shall be borne by and be the risk of the related Servicer. Each Servicer (to the extent required by the related Servicing Agreement) shall deposit the amount of any such loss in the related Protected Account within two Business Days of receipt of notification of such loss but not later than the second Business Day prior to the Payment Date on which the moneys so invested are required to be distributed to the Noteholders.

(c) To the extent required by the related Servicing Agreement and subject to this Article IV, on or before the Servicer Remittance Date, each Servicer shall withdraw or shall cause to be withdrawn from its Protected Account and shall immediately deposit or cause to be deposited in the Payment Account amounts representing the following collections and payments (other than with respect to principal of or interest on the Mortgage Loans due on or before the Cut-off Date):

(i) Scheduled Payments on the Mortgage Loans received or any related portion thereof advanced by the related Servicer pursuant to the related Servicing Agreement which were due on or before the related Due Date, net of the amount thereof comprising the Servicing Fee or any fees with respect to any lender-paid primary mortgage insurance policy;

(ii) Principal Prepayments and any Liquidation Proceeds received by the related Servicer with respect to the Mortgage Loans in the related Prepayment Period, with interest to the date of prepayment or liquidation, net of the amount thereof comprising the Servicing Fee; and

(iii) Any amount to be used as a Monthly Advance and any amount to be paid by the Servicers under the related Servicing Agreement with respect to clauses (a) and (b) of the definition of Interest Shortfalls.

(d) Withdrawals may be made from the Protected Accounts only to make remittances as provided in Section 4.01(c), 4.02 and 4.03; to reimburse the Master Servicer or the related Servicer for Monthly Advances which have been recovered by subsequent collections from the related Mortgagor; to remove amounts deposited in error; to remove fees, charges or other such amounts deposited on a temporary basis; or to clear and terminate the account at the termination of this Agreement in accordance with Section 7.10. As provided in Sections 4.01(a) and 4.02(b) certain amounts otherwise due to the related Servicer may be retained by it and need not be deposited in the Payment Account.

Section 4.02. Payment Account. (a) The Securities Administrator shall establish and maintain in the name of the Indenture Trustee, for the benefit of the Noteholders, the Payment Account as a segregated trust account or accounts.

(b) All amounts deposited to the Payment Account shall be held by the Securities Administrator in the name of the Indenture Trustee in trust for the benefit of the Noteholders in accordance with the terms and provisions of this Agreement.

(c) The Payment Account shall constitute a non-interest bearing trust account of the Trust Estate segregated on the books of the Securities Administrator and held by the Securities Administrator in trust, and the Payment Account and the funds deposited therein shall not be subject to, and shall be protected from, all claims, liens, and encumbrances of any creditors or depositors of the Securities Administrator (whether made directly, or indirectly through a liquidator or receiver of the Securities Administrator). The Payment Account shall be an Eligible Account.

(d) The amount at any time credited to the Payment Account shall be (i) held in cash or (ii) invested, in the name of the Indenture Trustee, for the benefit of the Noteholders, but only in Permitted Investments as directed by Master Servicer and consented to by the Mortgage Loan Seller. All Permitted Investments shall mature or be subject to redemption or withdrawal on or before, and shall be held until, the next succeeding Payment Date if the obligor for such Permitted Investment is the Securities Administrator, or if such obligor is any other Person, the Business Day preceding such Payment Date. All investment earnings on amounts on deposit in the Payment Account or benefit from funds uninvested therein from time to time shall be for the account of the Master Servicer and the Mortgage Loan Seller as set forth in this Agreement. The Securities Administrator shall remit all investment earnings from the Payment Account to the Master Servicer on each Payment Date. If there is any loss on a Permitted Investment, the Master Servicer shall remit the amount of the related Loss Allocation Amount payable by it and any such amounts it receives from the Mortgage Loan

Seller, to the Securities Administrator who shall deposit such amount in the Payment Account. On the third Business Day of each month, the Master Servicer shall pay to the Mortgage Loan Seller the Mortgage Loan Seller Invested Amount in respect of the immediately preceding Payment Date.

(e) The Securities Administrator or its Affiliates are permitted to receive additional compensation that could be deemed to be in the Securities Administrator’s economic self-interest for (i) servicing as investment advisor, administrator, shareholder, servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted Investments. Such compensation shall not be considered an amount that is reimbursable or payable pursuant to Section 4.02.

The Master Servicer will remit to the Securities Administrator for deposit in the Payment Account the following amounts:

(i) Any amounts withdrawn from the Protected Accounts;

(ii) Any Monthly Advance and any Compensating Interest Payments;

(iii) Any Insurance Proceeds or Net Liquidation Proceeds received by or on behalf of the Master Servicer or which were not deposited in the Protected Account;

(iv) The Repurchase Price with respect to any Mortgage Loans purchased by the Mortgage Loan Seller or the Underlying Sellers pursuant to Mortgage Loan Purchase Agreement, the Sale Agreements or Sections 2.02 or 2.03 of the Sale and Servicing Agreement, as applicable, any amounts which are to be treated pursuant to Section 2.04 of the Sale and Servicing Agreement as the payment of a Repurchase Price in connection with the tender of a Substitute Mortgage Loan by the Mortgage Loan Seller or Underlying Sellers and the Repurchase Price with respect to any Mortgage Loans purchased by the Certificateholder pursuant to Section 3.20 of the Sale and Servicing Agreement;

(v) Any amounts required to be deposited by the Master Servicer or the Servicer with respect to losses on investments of deposits in the Payment Account; and

(vi) Any other amounts received by or on behalf of the Master Servicer and required to be deposited in the Payment Account pursuant to this Agreement.

On each Payment Date the Master Servicer shall be entitled to all income and gain realized for a period of five (5) Business Days from any investment of funds in the Payment Account. The Mortgage Loan Seller shall be entitled to the remaining days of income and gain realized from any investment of funds in the Payment Account.

Section 4.03. Permitted Withdrawals and Transfers from the Payment Account. (a) The Securities Administrator shall, from time to time on demand of the Master Servicer, make or cause to be made such withdrawals or transfers from the Payment Account as the Master Servicer has designated for such transfer or withdrawal pursuant to this Agreement and the related Servicing Agreement or as the Securities Administrator has instructed hereunder for the following purposes (limited in the case of amounts due the Master

Servicer to those not withdrawn from the Payment Account as certified by the Securities Administrator in accordance with the terms of this Agreement but not in any order of priority):

(i) to reimburse the Master Servicer or the Servicer for any Monthly Advance of its own funds, the right of the Master Servicer or the Servicer to reimbursement pursuant to this subclause (i) being limited to amounts received on a particular Mortgage Loan (including, for this purpose, the Repurchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late payments or recoveries of the principal of or interest on such Mortgage Loan respecting which such Monthly Advance was made;

(ii) to reimburse the Master Servicer or the related Servicer from Insurance Proceeds or Liquidation Proceeds relating to a particular Mortgage Loan for amounts expended by the Master Servicer or the related Servicer in good faith in connection with the restoration of the related Mortgaged Property which was damaged by an Uninsured Cause or in connection with the liquidation of such Mortgage Loan;

(iii) to reimburse the Master Servicer or the related Servicer from Insurance Proceeds relating to a particular Mortgage Loan for insured expenses incurred with respect to such Mortgage Loan and to reimburse the Master Servicer or the related Servicer from Liquidation Proceeds from a particular Mortgage Loan for Liquidation Expenses incurred with respect to such Mortgage Loan; provided that the Master Servicer shall not be entitled to reimbursement for Liquidation Expenses with respect to a Mortgage Loan to the extent that (i) any amounts with respect to such Mortgage Loan were paid as Excess Liquidation Proceeds pursuant to clause (viii) of this Subsection 4.03 (a) to the Master Servicer; and (ii) such Liquidation Expenses were not included in the computation of such Excess Liquidation Proceeds;

(iv) to reimburse the Master Servicer or the related Servicer for advances of funds (other than Monthly Advances) made with respect to the Mortgage Loans, and the right to reimbursement pursuant to this subclause being limited to amounts received on the related Mortgage Loan (including, for this purpose, the Repurchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late recoveries of the payments for which such advances were made;

(v) to reimburse the Master Servicer or the related Servicer for any Monthly Advance or advance, after a Realized Loss has been allocated with respect to the related Mortgage Loan if the Monthly Advance or advance has not been reimbursed pursuant to clauses (i) and (iv);

(vi) to pay the Master Servicer as set forth in Section 3.13; provided however, that the Master Servicer shall be obligated to pay from its own funds any amounts which it is required to pay under Section 5.03;

(vii) to reimburse the Master Servicer for expenses, costs and liabilities incurred by and reimbursable to it pursuant to Sections 3.02 and 5.04, to the extent that the Master Servicer has not already reimbursed itself for such amounts from the Payment Account;

(viii) to reimburse or pay each Servicer any such amounts as are due thereto under the related Servicing Agreement and have not been retained by or paid to the related Servicer, to the extent provided in the related Servicing Agreement;

(ix) to reimburse or pay the Indenture Trustee, the Owner Trustee and the Securities Administrator any amounts due (including compensation) or expenses, costs and liabilities incurred by or reimbursable to it pursuant to this Agreement, the Indenture and the Trust Agreement, to the extent such amounts have not already been previously paid or reimbursed to such party from the Payment Account and to pay amounts in clause (e) below;

(x) to remove amounts deposited in error;

(xi) to clear and terminate the Payment Account pursuant to Section 7.10;

(xii) amounts payable under Section 4.02;

(xiii) amounts reimburseable for initial and ongoing additional administrative expenses or taxes associated with any REMICs or the Issuing Entity, the extent not already reimbursed or paid;

(b) The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of accounting for any reimbursement from the Payment Account pursuant to subclauses (i) through (iv) or with respect to any such amounts which would have been covered by such subclauses had the amounts not been retained by the Master Servicer without being deposited in the Payment Account under Section 4.02(b).

(c) On each Payment Date, pursuant to Section 3.03 of the Indenture, the Securities Administrator shall distribute the Available Funds to the extent on deposit in the Payment Account to the Holders of the Notes, in accordance with Section 3.03 of the Indenture.

ARTICLE V

The Master Servicer

Section 5.01. Liabilities of the Master Servicer. The Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by it herein.

Section 5.02. Merger or Consolidation of the Master Servicer.

(a) The Master Servicer shall keep in full force and effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Notes or any of the Mortgage Loans and to perform its duties under this Agreement.

(b) Any Person into which the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor of the Master Servicer hereunder, without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 5.03. Indemnification of the Indenture Trustee, Owner Trustee, the Master Servicer and the Securities Administrator. The Master Servicer agrees to indemnify the Indenture Trustee, Owner Trustee and Securities Administrator (each an “Indemnified Person”) for, and to hold them harmless against, any loss, liability or expense (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or relating to, any claim or legal action (including any pending or threatened claim or legal action) relating to this Agreement, the Indenture, the Servicing Agreements, the Assignment Agreements or the Notes or the powers of attorney delivered by the Indenture Trustee hereunder (i) related to the Master Servicer’s failure to perform its duties in compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or (ii) incurred by reason of the Master Servicer’s willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder, provided, in each case, that with respect to any such claim or legal action (or pending or threatened claim or legal action), the Indemnified Person shall have given the Master Servicer and the Depositor written notice thereof promptly after such Indemnified Person shall have with respect to such claim or legal action knowledge thereof. The Master Servicer’s failure to receive any such notice shall not affect an Indemnified Persons’ right to indemnification hereunder, except to the extent the Master Servicer is materially prejudiced by such failure to give notice. This indemnity shall survive the resignation or removal of the Indenture Trustee, Owner Trustee, Master Servicer and the Securities Administrator and the termination of this Agreement. The Seller agrees to indemnify the Owner Trustee for any loss, liability or expense for which the Depositor is required to indemnify the Owner Trustee pursuant to Section 7.02 of the Trust Agreement, other than (x) any loss liability or expense required to be covered by the Master Servicer pursuant to this Section 5.03 (y) and any loss, liability or expense already paid by the Depositor in accordance with Section 7.02 of the Trust Agreement.

Section 5.04. Limitations on Liability of the Master Servicer and Others.

Subject to the obligation of the Master Servicer to indemnify the Indemnified Persons pursuant to Section 5.03:

(i) Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Indemnified Persons, the Depositor, the Trust Estate or the Noteholders for taking any action or for refraining from taking any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, this provision shall not protect the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of such Person’s willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.

(ii) The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

(iii) The Master Servicer and any director, officer, employee or agent of the Master Servicer shall be indemnified by the Trust Estate and held harmless thereby against any loss, liability or expense (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or related to, any claim or legal action (including any pending or threatened claim or legal action) relating to this Agreement, the Indenture, the Notes or the Servicing Agreements (except to the extent that the Master Servicer is indemnified by the related Servicer thereunder), other than (i) any such loss, liability or expense related to the Master Servicer’s failure to perform its duties in compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement), or (ii) any such loss, liability or expense incurred by reason of the Master Servicer’s willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

(iv) The Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties under this Agreement and that in its opinion may involve it in any expense or liability; provided, however, the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement or the Indenture and the rights and duties of the parties hereto and the interests of the Noteholders hereunder and thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Master Servicer shall be entitled to be reimbursed therefor out of the Payment Account as provided by Section 4.03. Nothing in this Subsection 5.04(iv) shall affect the Master Servicer’s obligation to supervise, or to take such actions as are necessary to ensure, the servicing and administration of the Mortgage Loans pursuant to Section 3.01.

(v) In taking or recommending any course of action pursuant to this Agreement, unless specifically required to do so pursuant to this Agreement, the Master Servicer shall not be required to investigate or make recommendations concerning potential liabilities which the Trust Estate might incur as a result of such course of action by reason of the condition of the Mortgaged Properties but shall give written notice to the Indenture Trustee if it has notice of such potential liabilities.

(vi) The Master Servicer shall not be liable for any acts or omissions of the Servicers, except as otherwise expressly provided herein.

Section 5.05. Master Servicer Not to Resign. Except as provided in Section 5.07, the Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon a determination that any such duties hereunder are no longer permissible under applicable law and such impermissibility cannot be cured. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel addressed to the Indenture Trustee and the Issuing Entity to such effect delivered to the Indenture Trustee and the Issuing Entity. No such resignation by the Master Servicer shall become effective until the Indenture Trustee or a successor to the Master Servicer reasonably satisfactory to the Indenture Trustee and Company shall have assumed the responsibilities and obligations of the Master Servicer in accordance with Section 6.02 hereof. The Indenture Trustee shall notify the Rating Agencies of the resignation of the Master Servicer. Any resignation of the Master Servicer shall result in the automatic resignation of the Securities Administrator.

Section 5.06. Successor Master Servicer. In connection with the appointment of any successor master servicer or the assumption of the duties of the Master Servicer or the Indenture Trustee may make such arrangements for the compensation of such successor master servicer out of payments on the Mortgage Loans as Indenture Trustee and such successor master servicer shall agree. If the successor master servicer does not agree that such market value is a fair price, such successor master servicer shall obtain two quotations of market value from third parties actively engaged in the servicing of single-family mortgage loans. Notwithstanding the foregoing, the compensation payable to a successor master servicer may not exceed the compensation which the Master Servicer would have been entitled to retain if the Master Servicer had continued to act as Master Servicer hereunder.

Section 5.07. Sale and Assignment of Master Servicing. The Master Servicer may sell and assign its rights and delegate its duties and obligations in its entirety as Master Servicer under this Agreement; provided, however: (i) the purchaser or transferee accepting such assignment and delegation (a) shall be a Person which shall be qualified to service mortgage loans for Fannie Mae or Freddie Mac; (b) shall have a net worth of not less than $15,000,000 (unless otherwise approved by each Rating Agency pursuant to clause (ii) below); (c) shall be reasonably satisfactory to the Indenture Trustee and Company (as evidenced in a writing signed by the Indenture Trustee and Company); and (d) shall execute and deliver to the Indenture Trustee an agreement, in form and substance reasonably satisfactory to the Issuing Entity and the Indenture Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by it as master servicer under this Agreement; (ii) each Rating Agency shall be given prior written notice of the identity of the proposed successor to the Master Servicer and each Rating Agency’s rating of the Notes in effect immediately prior to such assignment, sale and delegation shall not be downgraded, qualified or withdrawn as a result of such assignment, sale and delegation, as evidenced by a letter to such effect delivered to the Master Servicer, the Issuing Entity and the Indenture Trustee; and (iii) the Master Servicer assigning and selling the master servicing shall deliver to the Issuing Entity and the Indenture Trustee an Officer’s Certificate and an Opinion of Counsel addressed to the Issuing Entity and the Indenture Trustee, each stating that all conditions precedent to such action under this Agreement have been completed and such action is permitted by and complies with the terms of this Agreement.

ARTICLE VI

Default

Section 6.01. Master Servicer Events of Default. “Master Servicer Event of Default,” wherever used herein, means any one of the following events (whatever the reason for such Master Servicer Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and only with respect to the defaulting Master Servicer:

(i) The Master Servicer fails to cause to be deposited in the Payment Account any amount so required to be deposited pursuant to this Agreement (other than a Monthly Advance), and such failure continues unremedied for a period of three Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer; or

(ii) The Master Servicer fails to observe or perform in any material respect any other material covenants and agreements set forth in this Agreement to be performed by it, which covenants and agreements materially affect the rights of Noteholders, and such failure continues unremedied for a period of 60 days after the date on which written notice of such failure, properly requiring the same to be remedied, shall have been given to the Master Servicer by the Indenture Trustee or to the Master Servicer and the Indenture Trustee by the Holders of Notes aggregating at least 25% of the Note Principal Balance of the Notes unless otherwise applicable; or

(iii) There is entered against the Master Servicer a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order is unstayed and in effect for a period of 60 consecutive days, or an involuntary case is commenced against the Master Servicer under any applicable insolvency or reorganization statute and the petition is not dismissed within 60 days after the commencement of the case; or

(iv) The Master Servicer consents to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Master Servicer or substantially all of its property; or the Master Servicer admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations;

(v) The Master Servicer assigns or delegates its duties or rights under this Agreement in contravention of the provisions permitting such assignment or delegation under Sections 5.05 or 5.07; or

(vi) The Master Servicer fails to deposit, or cause to be deposited, in the Payment Account any Monthly Advance (other than a Nonrecoverable Advance) by 5:00 p.m. New York City time on the Payment Account Deposit Date.

In each and every such case, so long as such Master Servicer Event of Default with respect to the Master Servicer shall not have been remedied, either the Indenture Trustee or the Holders of Notes aggregating at least 51% of the Note Principal Balance of the Notes, by notice in writing to the Master Servicer (and to the Indenture Trustee if given by such Noteholders), with a copy to the Rating Agencies, may terminate all of the rights and obligations (but not the liabilities) of the Master Servicer under this Agreement and in and to the Mortgage Loans and/or the REO Property serviced by the Master Servicer and the proceeds thereof. Upon the receipt by the Master Servicer of the written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Notes, the Mortgage Loans, REO Property or under any other related agreements (but only to the extent that such other agreements relate to the Mortgage Loans or related REO Property) shall, subject to Section 6.02, automatically and without further action pass to and be vested in the Indenture Trustee pursuant to this Section 6.01; and, without limitation, the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Indenture Trustee in effecting the termination of the Master Servicer’s rights and obligations hereunder, including, without limitation, the transfer to the Indenture Trustee of (i) the property and amounts which are then or should be part of the Trust Estate or which thereafter become part of the Trust Estate; and (ii) originals or copies of all documents of the Master Servicer reasonably requested by the Indenture Trustee to enable it to assume the Master Servicer’s duties thereunder. In addition to any other amounts which are then, or, notwithstanding the termination of its activities under this Agreement, may become payable to the Master Servicer under this Agreement, the Master Servicer shall be entitled to receive, out of any amount received on account of a Mortgage Loan or related REO Property, that portion of such payments which it would have received as reimbursement under this Agreement if notice of termination had not been given. The termination of the rights and obligations of the Master Servicer shall not affect any obligations incurred by the Master Servicer prior to such termination.

Notwithstanding the foregoing, if an Event of Default described in clause (vi) of this Section 6.01 shall occur of which a Responsible Officer of the Indenture Trustee has received written notice or has actual knowledge, the Indenture Trustee shall, by notice in writing to the Master Servicer, which may be delivered by telecopy, immediately terminate all of the rights and obligations of the Master Servicer thereafter arising under this Agreement, but without prejudice to any rights it may have as a Noteholder or to reimbursement of Monthly Advances and other advances of its own funds, and the Indenture Trustee shall thereupon become the successor Master Servicer as provided in Section 6.02 and carry out the duties of the Master Servicer, including the obligation to make any Monthly Advance the nonpayment of which was an Event of Default described in clause (vi) of this Section 6.01. Any such action taken by the Indenture Trustee must be prior to the distribution on the relevant Payment Date.

Section 6.02. Indenture Trustee to Act; Appointment of Successor. (a) Upon the receipt by the Master Servicer of a notice of termination pursuant to Section 6.01 or an Opinion of Counsel pursuant to Section 5.05 to the effect that the Master Servicer is legally unable to act or to delegate its duties to a Person which is legally able to act, the Indenture Trustee shall automatically become the successor in all respects to the Master Servicer in its capacity under this Agreement and the transactions set forth or provided for herein and shall thereafter be subject to all the responsibilities, duties, liabilities and limitations on liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof; provided, however, the Mortgage Loan Seller shall have the right to either (a) immediately assume the duties of the Master Servicer or (b) select a successor Master Servicer; provided further, however, that the Indenture Trustee shall have no obligation whatsoever with respect to any liability (including advances deemed recoverable and not previously made with respect to the relevant Payment Date giving rise to the Master Servicer Event of Default which shall be made by such successor Master Servicer) incurred by the Master Servicer at or prior to the time of termination. As compensation therefor, but subject to Section 5.06, the Indenture Trustee shall be entitled to compensation which the Master Servicer would have been entitled to retain if the Master Servicer had continued to act hereunder, except for those amounts due the Master Servicer as reimbursement permitted under this Agreement for advances previously made or expenses previously incurred. Notwithstanding the above, the Indenture Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution which is a Fannie Mae- or Freddie Mac-approved servicer, and with respect to a successor to the Master Servicer only, having a net worth of not less than $15,000,000, as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, that the Indenture Trustee shall obtain a letter from each Rating Agency that the ratings, if any, on each of the Notes shall not be lowered as a result of the selection of the successor to the Master Servicer. Pending appointment of a successor to the Master Servicer hereunder, the Indenture Trustee shall be the successor and act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Indenture Trustee may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, the provisions of Section 5.06 shall apply, the compensation shall not be in excess of that which the Master Servicer would have been entitled to if the Master Servicer had continued to act hereunder, and that such successor shall undertake and assume the obligations of the Master Servicer to pay compensation to any third Person acting as an agent or independent contractor in the performance of master servicing responsibilities hereunder. The Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

(b) If the Indenture Trustee shall succeed to any duties of the Master Servicer respecting the Mortgage Loans as provided herein, it shall do so in a separate capacity and not in its capacity as Indenture Trustee and, accordingly, the provisions of Article VI of the Indenture shall be inapplicable to the Indenture Trustee in its duties as the successor to the Master Servicer in the servicing of the Mortgage Loans (although such provisions shall continue to apply to the Indenture Trustee in its capacity as Indenture Trustee); the provisions of Article V, however, shall apply to it in its capacity as successor master servicer.

Section 6.03. Notification to Noteholders. Upon any termination or appointment of a successor to the Master Servicer, the Indenture Trustee shall give prompt written notice thereof to Noteholders at their respective addresses appearing in the Note Register and to the Rating Agencies.

Section 6.04. Waiver of Defaults. The Indenture Trustee shall transmit by mail to all Noteholders, within 60 days after the occurrence of any Master Servicer Event of Default of which a Responsible Officer of the Indenture Trustee received written notice or has actual knowledge, unless such Master Servicer Event of Default shall have been cured, notice of each such Master Servicer Event of Default. The Holders of Notes aggregating at least 51% of the Note Principal Balance of the Notes may, on behalf of all Noteholders, waive any default by the Master Servicer in the performance of its obligations hereunder and the consequences thereof, except a default in the making of or the causing to be made any required distribution on the Notes or a default in the performance of any covenant in this Agreement pertaining to a REMIC Conversion or a TMP Trigger Event, each of which default may only be waived by Holders of Notes aggregating 100% of the Note Principal Balance of the Notes. Upon any such waiver of a past default, such default shall be deemed to cease to exist, and any Master Servicer Event of Default arising therefrom shall be deemed to have been timely remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived. The Indenture Trustee shall give notice of any such waiver to the Rating Agencies.

ARTICLE VII

Miscellaneous Provisions

Section 7.01. Amendment. (a) This Agreement may be amended from time to time by the Issuing Entity, the Depositor, the Master Servicer, the Securities Administrator, the Sponsor, the Mortgage Loan Seller and the Indenture Trustee, without notice to or the consent of any of the Noteholders, to cure any ambiguity, to correct or supplement any provisions herein or therein that may be defective or inconsistent with any other provisions herein or therein, to comply with any changes in the Code or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, such action shall not, as evidenced by an Opinion of Counsel, addressed to the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder or Certificateholder.

(b) This Agreement may also be amended from time to time by the Issuing Entity, the Depositor, the Master Servicer, the Securities Administrator, the Sponsor, the Mortgage Loan Seller and the Indenture Trustee, with the consent of the Holders of Notes aggregating at least 51% of Note Principal Balance of the Notes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided, however, no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Note without the consent of the Holder of such Note, or (ii) reduce the aforesaid percentage of Notes, the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Notes then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 7.01(b), any Notes registered in the name of or held for the benefit of the Issuing Entity, the Depositor, the Securities Administrator, the Master Servicer, or the Indenture Trustee or any Affiliate thereof shall be entitled to vote their Percentage Interests with respect to matters affecting such Notes.

(c) This Agreement may be amended from time to time by the Issuing Entity, the Depositor, the Mortgage Loan Seller, the Master Servicer, the Securities Administrator and the Indenture Trustee, without notice to or the consent of any of the Noteholders, to add, modify, supplement or eliminate provisions to further facilitate, effect or reinforce a REMIC Conversion and related activities thereto.

(d) Promptly after the execution of any such amendment, the Indenture Trustee shall furnish a copy of such amendment or written notification of the substance of such amendment to each Noteholder and Certificateholder, with a copy to the Rating Agencies.

(e) In the case of an amendment under Subsection 7.01(b) above, it shall not be necessary for the Noteholders to approve the particular form of such an amendment. Rather, it shall be sufficient if the Noteholders approve the substance of the amendment. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Noteholders shall be subject to such reasonable regulations as the Indenture Trustee may prescribe.

(f) Prior to the execution of any amendment to this Agreement, the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel addressed to the Indenture Trustee stating that the execution of such amendment is authorized or permitted by this Agreement. The Indenture Trustee, the Master Servicer and the Securities Administrator may, but shall not be obligated to, enter into any such amendment which affects its own respective rights, duties or immunities under this Agreement.

Section 7.02. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere. The Depositor shall effect such recordation, at the expense of the Trust Estate upon the request in writing of a Noteholder, but only if such direction is accompanied by an Opinion of Counsel (provided at the expense of the Noteholder requesting recordation) to the effect that such recordation would materially and beneficially affect the interests of the Noteholders or is required by law.

Section 7.03. Governing Law. THIS AGREEMENT AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS RULES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW, WHICH THE PARTIES HERETO EXPRESSLY RELY UPON IN THE CHOICE OF SUCH LAW AS THE GOVERNING LAW HEREUNDER) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 7.04. Notices. All demands and notices hereunder shall be in writing and shall be deemed given when delivered at (including delivery by facsimile) or mailed by registered mail, return receipt requested, postage prepaid, or by recognized overnight courier, to (i) in the case of the Depositor, 383 Madison Avenue, New York, New York 10179, Attention: General Counsel, or to such other address as may hereafter be furnished to the other parties hereto in writing; (ii) in the case of the Indenture Trustee, at the Corporate Trust Office or such other address as may hereafter be furnished to the other parties hereto in writing; (iii) in the case of the Mortgage Loan Seller at Alesco Loan Holdings Trust, 2929 Arch Street, Suite 1703, Philadelphia, PA 19104; Attention: John Longine, or to such other address as may hereafter be furnished to the other parties hereto in writing; (iv) in the case of the Master Servicer or Securities Administrator, Wells Fargo Bank, N.A., P.O. Box 98, Columbia Maryland 21046 (or, in the case of overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland 21045) (Attention: Corporate Trust Services – Bear Stearns ARM Trust 2007-2), facsimile no.: (410) 715-2380, or such other address as may hereafter be furnished to the other parties hereto in writing; or (v) in the case of the Issuing Entity, to Bear Stearns ARM Trust 2007-2 c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001; Attention: Corporate Trust Services, or such other address as may hereafter be furnished to the other parties hereto in writing; (vi) in the case of the Owner Trustee, to Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001; Attention: Worldwide Securities Services; or such other address as may hereafter be furnished to the other parties hereto in writing; and (vii) in the case of the Rating Agencies, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041, Fitch, Inc., One

State Street Plaza - 32nd Floor, New York, New York 10004 and Moody’s Investors Service, Inc., 99 Church Street, New York, New York 10007. Any notice delivered to the Depositor, the Master Servicer, the Securities Administrator, the Indenture Trustee, the Issuing Entity or the Owner Trustee under this Agreement shall be effective only upon receipt. Any notice required or permitted to be mailed to a Noteholder, unless otherwise provided herein, shall be given by first-class mail, postage prepaid, at the address of such Noteholder as shown in the Note Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Noteholder receives such notice.

Section 7.05. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severed from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes or the rights of the Noteholders thereof.

Section 7.06. Successors and Assigns. The provisions of this Agreement shall be binding upon the parties hereto, the Noteholders and their respective successors and assigns. The Indenture Trustee shall have the right to exercise all rights of the Issuing Entity under this Agreement.

Section 7.07. Article and Section Headings. The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

Section 7.08. Counterparts. This Agreement may be executed in two or more counterparts each of which when so executed and delivered shall be an original but all of which together shall constitute one and the same instrument.

Section 7.09. Notice to Rating Agencies. The Indenture Trustee shall promptly provide notice to each Rating Agency with respect to each of the following of which a Responsible Officer of the Indenture Trustee has actual knowledge or written notice:

a) Any material change or amendment to this Agreement;

b) The occurrence of any Master Servicer Event of Default that has not been cured;

c) The resignation or termination of the Master Servicer, the Indenture Trustee or the Securities Administrator; and

d) Any change in the location of the Payment Account.

Section 7.10. Termination. The respective obligations and responsibilities of the parties hereto created hereby shall terminate (i) upon the satisfaction and discharge of the Indenture pursuant to Section 4.10 thereof and, (ii) upon a REMIC Conversion, in which case, the parties hereto shall enter into the Underlying REMIC Trust Pooling and Servicing Agreement, which shall include similar terms as this Agreement (including, without limitation, the foreclosure restrictions set forth in Section 8.01(c) hereof) and shall govern the servicing of the Mortgage Loans and related matters, or (iii) if applicable, upon optional redemption of the Notes pursuant to Section 8.07 thereof. In the event that this Agreement is terminated by reason of the payment or liquidation of all Mortgage Loans or the disposition of all property acquired with respect to all Mortgage Loans under this Section, the Master Servicer shall deliver to the Securities Administrator for deposit in the Payment Account all distributable amounts collected with respect to such Mortgage Loans or property.

Section 7.11. No Petition. Each party to this Agreement (and with respect to Wells Fargo, solely in its capacities as Master Servicer and Securities Administrator and not in its individual or corporate capacity) by entering into this Agreement, hereby covenants and agrees that it shall not at any time institute against the Issuing Entity, or join in any institution against the Issuing Entity, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations of the Issuing Entity. This section shall survive the termination of this Agreement by one year.

Section 7.12. No Recourse. The Master Servicer acknowledges that no recourse may be had against the Issuing Entity, except as may be expressly set forth in this Agreement.

Section 7.13. Additional Terms Regarding Indenture. The Indenture Trustee shall have only such duties and obligations under this Agreement as are expressly set forth herein, and no implied duties on its part shall be read into this Agreement. In entering into and acting under this Agreement, the Indenture Trustee shall be entitled to all of the rights, immunities, indemnities and other protections set forth in Article VI of the Indenture.

It is expressly understood and agreed by the parties that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or any other related documents; provided, however, that this provision shall in no way limit or restrict the liabilities of Wilmington Trust Company under the Agreements to which it is a party.

ARTICLE VIII

REMIC Conversion

Section 8.01. Consummation of REMIC Conversion.

(a) Upon the receipt by the Owner Trustee, the Depositor, the Securities Administrator and the Indenture Trustee, pursuant to the Trust Agreement or the Indenture, as applicable, of a certification in connection with a proposed transfer of any Privately Offered Notes or Certificates certifying that such transfer shall cause a TMP Trigger Event, the parties hereto shall facilitate, and shall cooperate with the other parties required to take, the actions specified in Article XI of the Indenture required to effect a REMIC Conversion. In furtherance of the foregoing, the Master Servicer shall (i) cause the related Servicer, pursuant to the related Servicing Agreement, to purchase from the Issuing Entity (or with respect to the Mortgage Loans serviced by Wells Fargo but not originated by the Wells Fargo, to purchase on behalf of the Depositor, if so requested by the Depositor), or on behalf of the Issuing Entity to sell to a third party, any REO Property and other Non-REMIC-Eligible Assets at their then fair market values, and remit the proceeds used for such purchase or collected from such sale received from the related Servicer to the Securities Administrator for deposit in the Payment Account, (ii) transfer to the related Servicer on behalf of the Issuing Entity the documents, records and other items in its possession related to such liquidated REO Properties and other Non-REMIC-Eligible Assets upon their release from the lien of the Indenture, and (iii) provide the Indenture Trustee, the Owner Trustee, the Depositor and the Securities Administrator with notice of any Realized Losses allocable to any Class of Notes as a result of the purchase price at which such liquidated REO Properties and Non-REMIC-Eligible Assets were liquidated, each as described in Article XI of the Indenture.

(b) In connection with a REMIC Conversion, parties hereto shall enter into the Underlying REMIC Trust Pooling and Servicing Agreement, which, among other provisions, shall include similar terms as those set forth in this Agreement under which the Master Servicer shall service the Mortgage Loans and the other assets of the Underlying REMIC Trust for the benefit of the holders of the REMIC Certificates.

(c) Foreclosure Restrictions. After the REMIC Conversion, the Master Servicer shall apply, and shall cause to be applied by each Servicer, the following restrictions on foreclosure with respect to any Mortgage Loans that are sixty (60) or more days Delinquent as of the “startup day” of any REMIC elected by the Underlying REMIC Trust to hold such Mortgage Loans (each such Mortgage Loan, a “Foreclosure Restricted Loan”). In connection with the servicing of any Foreclosure Restricted Loan, the Master Servicer shall determine whether the acquisition of title to any Mortgaged Property in connection with a foreclosure on such Foreclosure Restricted Loan contemplated by the related Servicer would cause the sum of the adjusted basis, for federal income tax purposes, of such Mortgaged Property and the aggregate adjusted basis of all other assets owned by such REMIC other than “qualified mortgages” and “permitted investments”, each within the meaning of section 860G of the Code, to exceed 0.75% of the aggregate adjusted basis of all of the assets of such REMIC, and if such determination is made in the affirmative, shall promptly direct the related Servicer in writing not to acquire on behalf of any REMIC such Mortgaged Property. In such event with respect to any Foreclosure Restricted Loan, the related Servicer may sell such Foreclosure Restricted Loan or liquidate the Mortgaged Property for cash in a foreclosure sale or other transaction. In addition, in connection with the servicing of any Foreclosure Restricted Loan, the Master Servicer shall also determine prior to any Payment Date whether the sum of the aggregate adjusted basis of all Mortgaged Properties acquired on behalf of any REMIC in connection with foreclosures on Foreclosure Restricted Loans and the aggregate adjusted basis of all other assets owned by such REMIC other than “qualified mortgages” and “permitted investments”, each within the meaning of section 860G of the Code, would exceed 1.0% of the aggregate adjusted basis of all of the assets of such REMIC following all distributions to the Holders of Notes and Certificates on such Payment Date, and if such determination is made in the affirmative, shall promptly direct in writing the related Servicer with respect to such Mortgaged Properties to dispose of, prior to such Payment Date and on behalf of such REMIC, enough of such Mortgaged Properties, along with any other assets owned by such REMIC other than “qualified mortgages” and “permitted investments”, for cash, such that the sum of the aggregate adjusted basis of any such Mortgaged Properties remaining in such REMIC and the aggregate adjusted basis of all other assets owned by such REMIC other than “qualified mortgages” and “permitted investments” will not exceed 1.0% of the aggregate adjusted basis of all of the assets of such REMIC immediately following such Payment Date. In any event with respect to any Foreclosure Restricted Loan, the related Servicer is permitted to acquire (for its own account and not on behalf of the Underlying REMIC Trust or any REMIC) any Mortgaged Property related to a Foreclosure Restricted Loan at the related foreclosure sale for an amount not less than the greater of: (i) the highest amount bid by any other person at the foreclosure sale, or (ii) the estimated fair market value of such Mortgaged Property, as determined by such Servicer in good faith.

IN WITNESS WHEREOF, the Depositor, the Issuing Entity, the Indenture Trustee, the Master Servicer, the Securities Administrator and the Mortgage Loan Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., as Depositor

By:	/s/ Baron Silverstein

Name:	Baron Silverstein
Title:	Vice President

BEAR STEARNS ARM TRUST 2007-2, as Issuing Entity

By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee

By:	/s/ Patricia A. Evans

Name:	Patricia A. Evans
Title:	Vice President

CITIBANK, N.A., as Indenture Trustee

By:	/s/ John J. Byrnes

Name:	John J. Byrnes
Title:	Vice President

WELLS FARGO BANK, N.A., as Master Servicer

By:	/s/ Benjamin F. Jordan

Name:	Benjamin F. Jordan
Title:	Assistant Vice President

WELLS FARGO BANK, N.A., as Securities Administrator

By:	/s/ Benjamin F. Jordan

Name:	Benjamin F. Jordan
Title:	Assistant Vice President

ALESCO LOAN HOLDINGS TRUST, as Mortgage Loan Seller

By:	/s/ John Longino

Name:	John Longino
Title:	Chief Financial Officer and Treasurer

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 29th day of June, 2007 before me, a notary public in and for said State, personally appeared Baron Silverstein, known to me to be a Vice President of Structured Asset Mortgage Investments II Inc., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[Notarial Seal]

STATE OF DELAWARE	)
	)	ss.:
COUNTY OF	)

On the 29th day of June, 2007 before me, a notary public in and for said State, personally appeared                                          known to me to be a(n)                                  of Wilmington Trust Company, the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[Notarial Seal]

STATE OF	)
	)	ss.:
COUNTY OF	)

On the 29th day of June, 2007 before me, a notary public in and for said State, personally appeared                                         , known to me to be a(n)                                      of Citibank, N.A., the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[Notarial Seal]

STATE OF MARYLAND	)
	)	ss.:
COUNTY OF HOWARD	)

On the 29th day of June, 2007 before me, a notary public in and for said State, personally appeared                                         , known to me to be a(n)                                      of Wells Fargo Bank, N.A., the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[Notarial Seal]

STATE OF MARYLAND	)
	)	ss.:
COUNTY OF HOWARD	)

On the 29th day of June, 2007 before me, a notary public in and for said State, personally appeared                                         , known to me to be a(n)                                      of Wells Fargo Bank, N.A., the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[Notarial Seal]

STATE OF PENNSYLVANIA	)
	)	ss.:
COUNTY OF PHILADELPHIA	)

On the 29th day of June, 2007 before me, a notary public in and for said State, personally appeared John Longino, known to me to be an authorized representative of Alesco Loan Holdings Trust, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[Notarial Seal]

EXHIBIT A

MORTGAGE LOAN SCHEDULE

[PROVIDED UPON REQUEST]

A-1

EXHIBIT B

REQUEST FOR RELEASE OF DOCUMENTS

To:	Citibank, N.A. (the “Indenture Trustee”)
388 Greenwich Street, 14th Floor
New York, NY 10013

[ ] (the “Custodian”)

RE:	Sale and Servicing Agreement, dated as of June 29, 2007 (the “Sale and Servicing Agreement”), among Bear Stearns ARM Trust 2007-2, as Issuing Entity, Structured Asset Mortgage Investments II Inc., as Depositor, Citibank, N.A., as Indenture Trustee, Wells Fargo Bank, N.A., as Securities Administrator and Master Servicer and Alesco Loan Holdings Trust, as Mortgage Loan Seller.

In connection with the administration of the Mortgage Loans held by the related Custodian for the benefit of the Indenture Trustee pursuant to the above-captioned Sale and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

This release shall not invalidate any insurance coverage provided in respect of the Mortgage Loan under any of the Insurance Policies.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one):

1.	Mortgage Paid in Full and proceeds have been deposited into the Payment Account

2.	Foreclosure

3.	Substitution

4.	Other Liquidation

5.	Nonliquidation	Reason:

6.	California Mortgage Loan paid in full

By:
(authorized signer)

Issuing Entity:
Address:
Date:

B-1

EXHIBIT C

WELLS FARGO SERVICING AGREEMENT AND ASSIGNMENT AGREEMENT

C-1

EXHIBIT D

COUNTRYWIDE SERVICING AGREEMENT AND ASSIGNMENT AGREEMENT

D-1

EXHIBIT E

FORM OF MORTGAGE LOAN PURCHASE AGREEMENT

E-1

EXHIBIT F

SERVICING CRITERIA TO BE ADDRESSED IN

ASSESSMENT OF COMPLIANCE

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

Definitions

Primary Servicer – transaction party having borrower contact

Master Servicer – aggregator of pool assets

Securities Administrator – waterfall calculator

Back-up Servicer – named in the transaction (in the event a Back up Servicer becomes the Primary Servicer, follow Primary Servicer obligations)

Custodian – safe keeper of pool assets

Indenture Trustee – fiduciary of the transaction

Note: The definitions above describe the essential function that the party performs, rather than the party’s title. So, for example, in a particular transaction, the trustee may perform the “paying agent” and “securities administrator” functions, while in another transaction, the securities administrator may perform these functions.

Where there are multiple checks for criteria the attesting party shall identify in their management assertion that they are attesting only to the portion of the distribution chain they are responsible for in the related transaction agreements.

Key: X – obligation

Reg AB Reference	Servicing Criteria	Primary Servicer	Master Servicer	Securities Admin	Custodian	Indenture Trustee (nominal)
General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X	X	X

1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X	X

1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the Pool Assets are maintained.

Reg AB Reference	Servicing Criteria	Primary Servicer	Master Servicer	Securities Admin	Custodian	Indenture Trustee (nominal)
1122(d)(1)(iv)	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.	X	X

Cash Collection and Administration

1122(d)(2)(i)	Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.	X	X	X

1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X	X	X

1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.	X	X	X

1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.	X	X	X

1122(d)(2)(v)	Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.	X	X	X

1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X		X

Reg AB Reference	Servicing Criteria	Primary Servicer	Master Servicer	Securities Admin	Custodian	Indenture Trustee (nominal)
1122(d)(2)(vii)	Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.	X	X	X

Investor Remittances and Reporting

1122(d)(3)(i)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the indenture trustee’s records as to the total unpaid principal balance and number of Pool Assets serviced by the Servicer.	X	X	X

1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X	X	X

1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X	X	X

1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X	X	X

Reg AB Reference	Servicing Criteria	Primary Servicer	Master Servicer	Securities Admin	Custodian	Indenture Trustee (nominal)
Pool Asset Administration

1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.	X			X

1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements	X			X

1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X		X

1122(d)(4)(iv)	Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.	X

1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X

1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor’s pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.	X	X

1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.	X	X

Reg AB Reference	Servicing Criteria	Primary Servicer	Master Servicer	Securities Admin	Custodian	Indenture Trustee (nominal)
1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).	X

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.	X

1122(d)(4)(x)	Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.	X

1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.	X

1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.	X

Reg AB Reference	Servicing Criteria	Primary Servicer	Master Servicer	Securities Admin	Custodian	Indenture Trustee (nominal)
1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.	X

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X	X

1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements. [In this transaction there is no external enhancement or other support.]	X		X

EXHIBIT G

FORM 10-D, FORM 8-K AND FORM 10-K REPORTING RESPONSIBILITY

As to each item described below, the entity indicated as the Responsible Party shall be primarily responsible for reporting the information to the party identified as responsible for preparing the Securities Exchange Act Reports pursuant to Section 3.16 of the Sale and Servicing Agreement.

Under Item 1 of Form 10-D: a) items marked “Monthly Statement to Noteholders” are required to be included in the periodic payment date statement required under the Indenture, provided by the Securities Administrator based on information received from the party providing such information; and b) items marked “Form 10-D report” are required to be in the Form 10-D report but not the Monthly Statements to Noteholders, provided by the party indicated. Information under all other Items of Form 10-D is to be included in the Form 10-D report. All such information and any other Items on Form 8-K and Form 10-D set forth in this Exhibit shall be sent to the Securities Administrator and the Depositor.

Form	Item	Description	Primary Servicer	Master Servicer	Securities Administrator	Custodian	Indenture Trustee	Depositor	Mortgage Loan Seller

10-D	Must be filed within 15 days of the distribution date for the asset-backed securities.						(nominal)

	1	Distribution and Pool Performance Information

Item 1121(a) – Distribution and Pool Performance Information

		(1) Any applicable record dates, accrual dates, determination dates for calculating distributions and actual distribution dates for the distribution period.			X (Monthly Statements to Noteholders)

		(2) Cash flows received and the sources thereof for distributions, fees and expenses.			X (Monthly Statements to Noteholders)

Form	Item	Description	Primary Servicer	Master Servicer	Securities Administrator	Custodian	Indenture Trustee	Depositor	Mortgage Loan Seller
		(3) Calculated amounts and distribution of the flow of funds for the period itemized by type and priority of payment, including:			X (Monthly Statements to Noteholders)

		(i) Fees or expenses accrued and paid, with an identification of the general purpose of such fees and the party receiving such fees or expenses.			X (Monthly Statements to Noteholders)

(ii) Payments accrued or paid with respect to enhancement or other support identified in Item 1114 of Regulation AB (such as insurance premiums or other enhancement maintenance fees), with an identification of the general purpose of such payments and the party receiving such payments.

X (Monthly Statements to Noteholders)

		(iii) Principal, interest and other distributions accrued and paid on the asset-backed securities by type and by class or series and any principal or interest shortfalls or carryovers.			X (Monthly Statements to Noteholders)

Form	Item	Description	Primary Servicer	Master Servicer	Securities Administrator	Custodian	Indenture Trustee	Depositor	Mortgage Loan Seller
		(iv) The amount of excess cash flow or excess spread and the disposition of excess cash flow.			X (Monthly Statements to Noteholders)

		(4) Beginning and ending principal balances of the asset-backed securities.			X (Monthly Statements to Noteholders)

		(5) Interest rates applicable to the pool assets and the asset-backed securities, as applicable. Consider providing interest rate information for pool assets in appropriate distributional groups or incremental ranges.			X (Monthly Statements to Noteholders)

		(6) Beginning and ending balances of transaction accounts, such as reserve accounts, and material account activity during the period.			X (Monthly Statements to Noteholders)

		(7) Any amounts drawn on any credit enhancement or other support identified in Item 1114 of Regulation AB, as applicable, and the amount of coverage remaining under any such enhancement, if known and applicable.			X (Monthly Statements to Noteholders)

Form	Item	Description	Primary Servicer	Master Servicer	Securities Administrator	Custodian	Indenture Trustee	Depositor	Mortgage Loan Seller
		(8) Number and amount of pool assets at the beginning and ending of each period, and updated pool composition information, such as weighted average coupon, weighted average remaining term, pool factors and prepayment amounts.			X (Monthly Statements to Noteholders)			Updated pool composition information fields to be as specified by Depositor from time to time

		(9) Delinquency and loss information for the period.	X	X	X (Monthly Statements to Noteholders)

		In addition, describe any material changes to the information specified in Item 1100(b)(5) of Regulation AB regarding the pool assets. (methodology)	X

		(10) Information on the amount, terms and general purpose of any advances made or reimbursed during the period, including the general use of funds advanced and the general source of funds for reimbursements.	X	X	X (Monthly Statements to Noteholders)

Form	Item	Description	Primary Servicer	Master Servicer	Securities Administrator	Custodian	Indenture Trustee	Depositor	Mortgage Loan Seller
		(11) Any material modifications, extensions or waivers to pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time.	X	X	X (Monthly Statements to Noteholders)

		(12) Material breaches of pool asset representations or warranties or transaction covenants.	X	X	X (if agreed upon by the parties)			X

		(13) Information on ratio, coverage or other tests used for determining any early amortization, liquidation or other performance trigger and whether the trigger was met.			X (Monthly Statements to Noteholders)

		(14) Information regarding any new issuance of asset-backed securities backed by the same asset pool,						X

		information regarding any pool asset changes (other than in connection with a pool asset converting into cash in accordance with its terms), such as additions or removals	X	X	X			X

Form	Item	Description	Primary Servicer	Master Servicer	Securities Administrator	Custodian	Indenture Trustee	Depositor	Mortgage Loan Seller

in connection with a prefunding or revolving period and pool asset substitutions and repurchases (and purchase rates, if applicable), and cash flows available for future purchases, such as the balances of any prefunding or revolving accounts, if applicable.

Disclose any material changes in the solicitation, credit-granting, underwriting, origination, acquisition or pool selection criteria or procedures, as applicable, used to originate, acquire or select the new pool assets.

								X	X

Form	Item	Description	Primary Servicer	Master Servicer	Securities Administrator	Custodian	Indenture Trustee	Depositor	Mortgage Loan Seller
		Item 1121(b) – Pre-Funding or Revolving Period Information Updated pool information as required under Item 1121(b).						X

	2	Legal Proceedings

Item 1117 – Legal proceedings pending against the following entities, or their respective property, that is material to Certificateholders, including proceedings known to be contemplated by governmental authorities:

		Sponsor (Seller)							X

		Depositor						X

Trustee

		Issuing entity						X

		Master Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers	X	X

		Securities Administrator			X

		Originator of 20% or more of pool assets as of the Cut-off Date						X

		Custodian				X

Form	Item	Description	Primary Servicer	Master Servicer	Securities Administrator	Custodian	Indenture Trustee	Depositor	Mortgage Loan Seller
	3	Sales of Securities and Use of Proceeds

Information from Item 2(a) of Part II of Form 10-Q:

With respect to any sale of securities by the sponsor, depositor or issuing entity, that are backed by the same asset pool or are otherwise issued by the issuing entity, whether or not registered, provide the sales and use of proceeds information in Item 701 of Regulation S-K. Pricing information can be omitted if securities were not registered.

X

	4	Defaults Upon Senior Securities

		Information from Item 3 of Part II of Form 10-Q: Report the occurrence of any Event of Default (after expiration of any grace period and provision of any required notice)			X

	5	Submission of Matters to a Vote of Security Holders

		Information from Item 4 of Part II of Form 10-Q			X

Form	Item	Description	Primary Servicer	Master Servicer	Securities Administrator	Custodian	Indenture Trustee	Depositor	Mortgage Loan Seller
	6	Significant Obligors of Pool Assets

		Item 1112(b) – Significant Obligor Financial Information*						X

*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.

	7	Significant Enhancement Provider Information

Item 1114(b)(2) – Credit Enhancement Provider Financial Information*

		Determining applicable disclosure threshold			X

Form	Item	Description	Primary Servicer	Master Servicer	Securities Administrator	Custodian	Indenture Trustee	Depositor	Mortgage Loan Seller
		Requesting required financial information or effecting incorporation by reference			X

Item 1115(b) – Derivative Counterparty Financial Information*

		Determining current maximum probable exposure						X

		Determining current significance percentage			X

		Requesting required financial information or effecting incorporation by reference			X

*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.

Form	Item	Description	Primary Servicer	Master Servicer	Securities Administrator	Custodian	Indenture Trustee	Depositor	Mortgage Loan Seller

	8	Other Information

		Disclose any information required to be reported on Form 8-K during the period covered by the Form 10-D but not reported	The Responsible Party for the applicable Form 8-K item as indicated below.

	9	Exhibits

		Distribution report			X

		Exhibits required by Item 601 of Regulation S-K, such as material agreements						X

8-K	Must be filed within four business days of an event reportable on Form 8-K.

	1.01	Entry into a Material Definitive Agreement

Disclosure is required regarding entry into or amendment of any definitive agreement that is material to the securitization, even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

Note: disclosure not required as to definitive agreements that are fully disclosed in the prospectus

			X	X	X			X	X

	1.02	Termination of a Material Definitive Agreement	X	X	X			X	X

Disclosure is required regarding termination of any definitive agreement that is material to the securitization (other than expiration in accordance with its terms), even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

Form	Item	Description	Primary Servicer	Master Servicer	Securities Administrator	Custodian	Indenture Trustee	Depositor	Mortgage Loan Seller

	1.03	Bankruptcy or Receivership

Disclosure is required regarding the bankruptcy or receivership, if known to the Master Servicer, with respect to any of the following:

Sponsor (Seller), Depositor, Master Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers, Certificate Administrator, Trustee, significant obligor, credit enhancer (10% or more), derivatives counterparty, Custodian

			X	X	X	X		X	X

	2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.

Disclosure will be made of events other than waterfall triggers which are disclosed in the Monthly Statement to Certificateholders

				X	X

Form	Item	Description	Primary Servicer	Master Servicer	Securities Administrator	Custodian	Indenture Trustee	Depositor	Mortgage Loan Seller
	3.03	Material Modification to Rights of Security Holders

		Disclosure is required of any material modification to documents defining the rights of Certificateholders, including the Pooling and Servicing Agreement			X			X

	5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

		Disclosure is required of any amendment “to the governing documents of the issuing entity”						X

Form	Item	Description	Primary Servicer	Master Servicer	Securities Administrator	Custodian	Indenture Trustee	Depositor	Mortgage Loan Seller

	5.06	Change in Shell Company Status

		[Not applicable to ABS issuers]						X

	6.01	ABS Informational and Computational Material

		[Not included in reports to be filed under Section 3.18]						X

	6.02	Change of Servicer or Trustee

		Requires disclosure of any removal, replacement, substitution or addition of any master servicer, affiliated servicer, other servicer servicing 10% or more of pool assets at time of report, other material servicers, certificate administrator or trustee.	X	X	X			X

		Reg AB disclosure about any new servicer is also required.	X

		Reg AB disclosure about any new trustee is also required.					X (to the extent of a new trustee)

		Reg AB disclosure about any new securities administrator is also required.			X

Form	Item	Description	Primary Servicer	Master Servicer	Securities Administrator	Custodian	Indenture Trustee	Depositor	Mortgage Loan Seller
	6.03	Change in Credit Enhancement or Other External Support [In this transaction there is no external enhancement or other support.]

		Covers termination of any enhancement in manner other than by its terms, the addition of an enhancement, or a material change in the enhancement provided. Applies to external credit enhancements as well as derivatives.			X			X

		Reg AB disclosure about any new enhancement provider is also required.						X

	6.04	Failure to Make a Required Distribution			X

	6.05	Securities Act Updating Disclosure

		If any material pool characteristic differs by 5% or more at the time of issuance of the securities from the description in the final prospectus, provide updated Reg AB disclosure about the actual asset pool.						X

Form	Item	Description	Primary Servicer	Master Servicer	Securities Administrator	Custodian	Indenture Trustee	Depositor	Mortgage Loan Seller
		If there are any new servicers or originators required to be disclosed under Regulation AB as a result of the foregoing, provide the information called for in Items 1108 and 1110 respectively.						X

	7.01	Regulation FD Disclosure	X	X	X	X		X

	8.01	Other Events
		Any event, with respect to which information is not otherwise called for in Form 8-K, that the registrant deems of importance to security holders.						X

	9.01	Financial Statements and Exhibits	The Responsible Party applicable to reportable event.

10-K	Must be filed within 90 days of the fiscal year end for the registrant.

	9B	Other Information

		Disclose any information required to be reported on Form 8-K during the fourth quarter covered by the Form 10-K but not reported	The Responsible Party for the applicable Form 8-K item as indicated above.

	15	Exhibits and Financial Statement Schedules

		Item 1112(b) – Significant Obligor Financial Information						X

Form	Item	Description	Primary Servicer	Master Servicer	Securities Administrator	Custodian	Indenture Trustee	Depositor	Mortgage Loan Seller

Item 1114(b)(2) – Credit Enhancement Provider Financial Information

		Determining applicable disclosure threshold			X

		Requesting required financial information or effecting incorporation by reference			X

Item 1115(b) – Derivative Counterparty Financial Information

		Determining current maximum probable exposure						X

		Determining current significance percentage			X

		Requesting required financial information or effecting incorporation by reference			X

Form	Item	Description	Primary Servicer	Master Servicer	Securities Administrator	Custodian	Indenture Trustee	Depositor	Mortgage Loan Seller

Item 1117 – Legal proceedings pending against the following entities, or their respective property, that is material to Certificateholders, including proceedings known to be contemplated by governmental authorities:

		Sponsor (Seller)							X

		Depositor						X

Trustee

		Issuing entity						X

		Master Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers	X	X

		Securities Administrator			X

		Originator of 20% or more of pool assets as of the Cut-off Date						X

		Custodian				X

Item 1119 – Affiliations and relationships between the following entities, or their respective affiliates, that are material to Certificateholders:

		Sponsor (Seller)							X

		Depositor						X

Trustee

Form	Item	Description	Primary Servicer	Master Servicer	Securities Administrator	Custodian	Indenture Trustee	Depositor	Mortgage Loan Seller

		Master Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers	X	X

		Securities Administrator			X

		Originator						X

		Custodian				X

		Credit Enhancer/Support Provider						X

		Significant Obligor						X

		Item 1122 – Assessment of Compliance with Servicing Criteria	X	X	X	X

		Item 1123 – Servicer Compliance Statement	X	X

EXHIBIT H

ADDITIONAL DISCLOSURE NOTIFICATION

Wells Fargo Bank, N.A. as Securities Administrator

9062 Old Annapolis Road

Columbia, Maryland 21045

Fax: (410) 715-2380

E-mail: cts.sec.notifications@wellsfargo.com

Attn: Corporate Trust Services – BSARM 2007-2-SEC REPORT PROCESSING

RE: **Additional Form [            ] Disclosure**Required

Ladies and Gentlemen:

In accordance with Section 3.17 of the Sale and Servicing Agreement, dated as of June 29, 2007, among the Depositor, Bear Stearns ARM Trust 2007-2, as Issuing Entity, Alesco Loan Holdings Trust, as Sponsor, Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator and Citibank, N.A. as Indenture Trustee. The undersigned hereby notifies you that certain events have come to our attention that [shall][may] need to be disclosed on Form [            ].

Description of Additional Form [            ] Disclosure:

List of Any Attachments hereto to be included in the Additional Form [             ] Disclosure:

Any inquiries related to this notification should be directed to [            ], phone number: [            ]; email address: [            ].

[NAME OF PARTY]
as [role]

By:
Name:
Title:

H-1

EXHIBIT I

FORM OF BACK-UP CERTIFICATION

RE: The [                    ] agreement dated as of [            ], 200[    ] (the “Agreement”), among [IDENTIFY PARTIES]

I,                                     , the                          of [NAME OF COMPANY], certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Securities Administrator] [Indenture Trustee], and their officers, with the knowledge and intent that they shall rely upon this certification, that:

(1) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Company’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[    ] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] [Indenture Trustee] pursuant to the Agreement (collectively, the “Company Servicing Information”);

(2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

(3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Indenture Trustee];

(4) I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

(5) The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Date:

By:
Name:
Title:

I-1

EXHIBIT J

FORM OF CERTIFICATION TO BE PROVIDED BY THE

[SECURITIES ADMINISTRATOR]

Re:	Trust 200 - (the “Trust”), Mortgage-Backed Notes, Series 200 - , issued pursuant to the Trust Agreement, dated as of 1, 200 , among , as Depositor, Wells Fargo Bank, National Association, as [Securities Administrator] and

The [Securities Administrator] hereby certifies to the Depositor, and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

(1) I have reviewed the annual report on Form 10-K for the fiscal year [            ] (the “Annual Report”), and all reports on Form 10-D required to be filed in respect of period covered by the Annual Report (collectively with the Annual Report, the “Reports”), of the Trust;

(2) To my knowledge, (a) the Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Annual Report, and (b) the [Securities Administrator’s] assessment of compliance and related attestation report referred to below, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by such assessment of compliance and attestation report;

(3) To my knowledge, the distribution information required to be provided by the [Securities Administrator] under the Trust Agreement for inclusion in the Reports is included in the Reports;

(4) I am responsible for reviewing the activities performed by the [Securities Administrator] under the Trust Agreement, and based on my knowledge and the compliance review conducted in preparing the compliance statement of the [Securities Administrator] required by the Trust Agreement, and except as disclosed in the Reports, the [Securities Administrator] has fulfilled its obligations under the Trust Agreement in all material respects; and

(5) The report on assessment of compliance with servicing criteria applicable to the [Securities Administrator] for asset-backed securities of the [Securities Administrator] and each Subcontractor utilized by the [Securities Administrator] and related attestation report on assessment of compliance with servicing criteria applicable to it required to be included in the Annual Report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 has been included as an exhibit to the Annual Report. Any material instances of non-compliance are described in such report and have been disclosed in the Annual Report.

J-1

In giving the certifications above, the [Securities Administrator] has reasonably relied on information provided to it by the following unaffiliated parties: [names of servicer(s), master servicer, subservicer, depositor, trustee, custodian(s)]

Date:

[Signature]
[Title]

J-2

Exhibit K

FORM OF ALESCO FINANCIAL INC. GUARANTEE

GUARANTEE OF

ALESCO FINANCIAL INC.

THIS GUARANTEE (the “Guarantee”), dated as of June 29, 2007, is made and entered into upon the terms hereinafter set forth, by ALESCO FINANCIAL INC., a Maryland corporation (the “Guarantor”), for the benefit of Citibank, N.A. as indenture trustee (on behalf of the Noteholders) (the “Indenture Trustee”) pursuant to that certain Sale and Servicing Agreement, dated as of July 29, 2007, among Structured Asset Mortgage Investments II. Inc., as depositor, Bear Stearns ARM Trust 2007-2, as issuing entity, Wells Fargo Bank, N.A., as master servicer and securities administrator, and Alesco Loan Holdings Trust, as mortgage loan seller.

RECITALS:

1. Pursuant to the Mortgage Loan Purchase Agreement, dated as of June 29, 2007, by and between Structured Asset Mortgage Investments II Inc., as depositor (the “Depositor”) and Alesco Loan Holdings Trust, as mortgage loan seller (the “Mortgage Loan Seller”) (the “MLPA”), the Mortgage Loan Seller has sold certain mortgage loans (the “Mortgage Loans”) and related assets to the Depositor, which has in turn sold them to the Issuing Entity.

In addition, the Mortgage Loan Seller has made certain representations and warranties with respect to the Mortgage Loans, and has agreed to cure, repurchase or substitute each Mortgage Loan that is determined to have breached a representation or warranty made by it with respect thereto in accordance with Section 7 of the MLPA. Pursuant to Section 13 of the MLPA, the Mortgage Loan Seller has agreed to indemnify and hold harmless the Depositor and its directors, officers and controlling persons from and against any loss, claim, damage or liability or action arises out of, or is based upon any untrue statement of a material fact contained in the Mortgage Loan Seller’s Information (as defined therein). Pursuant to Section 7.02 of the Amended and Restated Trust Agreement, dated as of June 29, 2007, among the Depositor, the Owner Trustee and the Securities Administrator (the “Trust Agreement”), the Mortgage Loan Seller has agreed to indemnify the Indemnified Parties (as defined therein) for Expenses (as defined therein) for which the Depositor is required to indemnify the Indemnified Parties (as defined therein) pursuant to Section 7.02 of the Amended and Restated Trust Agreement, other than (1) any Expenses required to be covered by the Master Servicer pursuant to Section 5.03 of the Sale and Servicing Agreement or (2) and any Expenses actually paid by the Depositor in accordance with Section 7.02 of the Amended and Restated Trust Agreement, (each of the obligations in this paragraph, collectively, the “Guaranteed Obligations”).

2. The Guarantor is the indirect parent company of the Mortgage Loan Seller and desires to guarantee the Guaranteed Obligations as provided herein.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged by the Guarantor, the Guarantor hereby agrees as follows:

AGREEMENT

1. Guaranty. Guarantor hereby absolutely, unconditionally and irrevocably guarantees to the Indenture Trustee and the Owner Trustee the prompt, faithful and full payment of the Guaranteed Obligations. This Guarantee is a present and continuing guaranty of payment of the Guaranteed Obligations and not of collectability and is in no way conditioned upon any attempt of Indenture Trustee or the Owner Trustee, as the case may be, to enforce any action against or to collect any of the Guaranteed Obligations from the Mortgage Loan Seller.

2. Continuing Guaranty. This Guarantee is intended to be and shall be construed to be a continuing, absolute and unconditional guaranty. Guarantor guarantees that the Guaranteed Obligations will be paid promptly and strictly in accordance with the terms of this Guarantee. Without limiting the generality of the foregoing, Guarantor agrees that its obligations hereunder shall not be released, diminished or impaired by, and waives any rights which it might otherwise have which relate to any of the following (whether or not Guarantor has consented thereto or received any notice thereof):

(a) any extension, settlement, modification, amendment, compromise, waiver or release in respect of any Guaranteed Obligations;

(b) any lack of enforceability of the Guaranteed Obligations or any other agreement or instrument relating thereto;

(c) any change in the corporate existence, structure or ownership of the Mortgage Loan Seller or Guarantor or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Mortgage Loan Seller, Guarantor or Indenture Trustee;

(d) the existence of any claim, defense, set-off or other rights or remedies which Guarantor at any time may have against the Mortgage Loan Seller whether in connection with this Guarantee, the transactions contemplated hereby or any other transaction;

(e) any grant of any security or support for the Guaranteed Obligations whenever occurring, including any pledge of collateral for the Guaranteed Obligations or any person guaranteeing or otherwise becoming liable for the payment or performance of the Guaranteed Obligations; or

(f) any impairment of any security or support for the Guaranteed Obligations, including any full or partial release, failure to perfect, exchange, subordination, or waste of any collateral for the Guaranteed Obligations or any full or partial release of the Mortgage Loan Seller, any guarantor, or any other person liable for the payment of the Guaranteed Obligations.

This Guarantee shall continue to be effective or be reinstated, as the case may be, if any payment on the Guaranteed Obligations must be refunded for any reason, including any bankruptcy proceeding. In the event that the Securities Administrator must refund any payment received on or against the Guaranteed Obligations, any prior release of or from this Guarantee shall be without effect, and this Guarantee shall be reinstated in full force and effect. It is the intention of Guarantor that the Guarantor’s obligations hereunder shall not be discharged until all payment of the Guaranteed Obligations have been finally and irrevocably paid or performed in full and are no longer subject to being set aside or returned under any law, rule or regulation.

3. Payment. Whenever any of the Guaranteed Obligations shall be payable or shall with the passage of time, become payable and at all times then and thereafter that any such amounts remain unpaid (for any duration), Guarantor shall, upon receiving written demand (without the necessity or obligation to make or have made a similar demand on, or collection or other enforcement steps against, the Mortgage Loan Seller), pay the amount due thereunder to the Securities Administrator on behalf of the Indenture Trustee on the later of (i) the date such amount is required to be paid by the seller and (ii) within five (5) Business Days after receiving such written demand without set off, counterclaim or defense against the Indenture Trustee in immediately available funds and lawful currency of the United States of America. The obligations of Guarantor hereunder shall rank pari passu with its senior unsecured debt obligations.

4. Waiver. Guarantor hereby unconditionally waives (a) promptness, diligence, notice of acceptance with respect to the Guaranteed Obligations, (b) any right to require the Indenture Trustee to enforce its rights or remedies against the Mortgage Loan Seller or any other person, firm or corporation before proceeding against Guarantor and (c) filing of claims with a court in the event of insolvency or bankruptcy of the Mortgage Loan Seller. Guarantor acknowledges and agrees that its obligations to the Indenture Trustee under this Guarantee are separate and distinct from the Mortgage Loan Seller’s obligations under the Sale and Servicing Agreement, the MLPA and the Trust Agreement and that a separate action or actions for the enforcement of this Guarantee may be brought and prosecuted against Guarantor whether or not the Mortgage Loan Seller is joined therein.

5. Representations and Warranties. Guarantor hereby represents and warrants to Indenture Trustee the following:

(a) Guarantor is a corporation duly formed, validly existing and in good standing under the laws of the state of Maryland. Guarantor has all necessary corporate power and authority to (i) conduct its business and own its properties, and (ii) execute and deliver this Guarantee and to perform all of its obligations hereunder. The execution, delivery and performance of this Guarantee by Guarantor have been duly and validly authorized by all requisite limited liability company action on the part of Guarantor.

(b) This Guarantee has been duly executed and delivered on behalf of Guarantor, and this Guarantee constitutes the legal, valid and binding obligation of Guarantor, enforceable against it in accordance with its terms; subject, however, to bankruptcy, insolvency, reorganization and other laws affecting creditors’ rights generally and, with regard to any equitable remedies, to the discretion of the court before which proceedings to obtain such remedies may be pending.

(c) The making and performance by Guarantor of this Guarantee does not (i) violate any provision of law or any rule, regulation, order, writ, judgment, decree or determination currently in effect having applicability to Guarantor or Guarantor’s formation, organization or other governing documents, or (ii) result in a breach of or constitute a default under any agreement to which Guarantor is a party or by which Guarantor is currently bound or affected; and all consents or approvals under such agreements and instruments necessary to permit the valid execution, delivery and performance by Guarantor of this Guarantee have been obtained.

6. No Waiver; Remedies. No failure on the part of the Indenture Trustee to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

7. Acknowledgment. The Guarantor acknowledges that this Guarantee shall be for the benefit of the Indenture Trustee, acting on behalf of the Noteholders.

8. Notices. All notices, requests, demands, consents and other communications and deliveries under this Guarantee shall be in writing and (i) delivered in person or by courier, (ii) sent by facsimile transmission, or (iii) mailed certified first class mail, postage prepaid, return receipt requested, to the appropriate party at the following address:

If to Indenture Trustee:	Citibank, N.A.
388 Greenwich Street, 14th Floor
New York, New York 10013
	Telephone:	(212) 816-5773
	Facsimile:	(212) 816-5527

If to Guarantor:	Alesco Financial Inc.
2929 Arch Street, Suite 1703
Philadelphia, Pennsylvania 19104
Attn: John Longino
With a copy to: Daniel Munley, Esq., Corporate Counsel
	Telephone:	(215) 701-9555
	Facsimile:	(215) 701-8282

If to Securities	Wells Fargo Bank, N.A.
Administrator:	9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Client Services Manager: BSARM 2007-2
	Telephone:	(410) 884-2000
	Facsimile:	(410) 715-2380

or to such other address as a party hereto may designate to the other party by notice given as provided herein. Such notices shall be effective (a) if delivered in person or by courier, upon actual receipt by the intended recipient, (b) if sent by facsimile transmission, when the sender receives confirmation that such notice was received at the facsimile number of the addressee, or (c) if mailed, upon the date of delivery as shown by the return receipt therefor.

9. Amendments. No release or waiver of any provision of this Guarantee nor consent to any departure therefrom shall in any event be effective unless the same shall be in writing and signed by the party against whom such waiver, release or consent is to be enforced. This Guarantee may not be amended except by written agreement signed by Guarantor and the Indenture Trustee and Securities Administrator and the Indenture Trustee and Securities Administrator shall be entitled to receive an opinion stating that such amendment shall not have a material adverse effect on the Noteholders (such opinion of counsel not to be at the expense of the Indenture Trustee).

10. Binding Nature. This Guarantee shall be binding upon the successors and permitted assigns of Guarantor and inure to the benefit of the Indenture Trustee and its successors and assigns, and each and every reference herein to the Indenture Trustee shall also include and refer to each and every successor and assign of the Indenture Trustee. Notwithstanding anything to the contrary provided herein, Guarantor shall not assign this Guarantor or delegate any of its duties hereunder.

11. Governing Law. This Guarantee shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to the conflict of laws principles thereof, other than Section 5-1401 of the New York General Obligations Law which shall apply hereto).

12. Entire Agreement. This writing is the complete and exclusive statement of the terms of this Guarantee and supersedes all prior oral or written representations, understandings, and agreements between the Indenture Trustee and Guarantor with respect to the subject matter hereof. The Indenture Trustee and Guarantor agree that there are no conditions to the full effectiveness of this Guarantee.

13. Unenforceable Provisions. Any provision contained in this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereby agree that they shall negotiate in good faith to replace any invalid or unenforceable provision with a new provision whose meaning and character will correspond as nearly as possible to the original purpose and intent of this Guarantee, in accordance with applicable law.

14. Waiver of Jury Trial. GUARANTOR AGREES THAT ANY SUIT, ACTION, OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT OR INSTITUTED BY GUARANTOR, BY THE INDENTURE TRUSTEE OR BY ANY SUCCESSOR OR ASSIGN OF THE INDENTURE TRUSTEE ON OR WITH RESPECT TO THIS GUARANTEE OR WHICH IN ANY WAY RELATES, DIRECTLY OR INDIRECTLY, TO THE TRANSACTIONS, GUARANTEED OBLIGATIONS OR ANY EVENT, TRANSACTION, OR OCCURRENCE ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE GUARANTEED OBLIGATIONS, OR THE DEALINGS OF THE PARTIES WITH RESPECT THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY.

15. Counterparts. The parties hereto may execute this Guarantee in counterparts, which shall, in the aggregate, when signed by both parties hereto constitute one and the same instrument, and, thereafter, each counterpart shall be deemed an original instrument as against any party who has signed it. A facsimile transmission of this Guarantee bearing a signature on behalf of a party will be legal and binding on such party.

16. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to such terms in Appendix A to the Indenture.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be executed by its duly authorized officer as of the date first above written.

ALESCO FINANCIAL INC.

By:
Name:
Title: